UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-23266

AIP ALTERNATIVE LENDING FUND P

(Exact name of Registrant as specified in Charter)

100 Front Street, Suite 400
West Conshohocken, Pennsylvania 19428-2881

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (800) 421-7572

Kara Fricke, Esq.
Morgan Stanley Investment Management Inc.
1633 Broadway
New York, New York 10019

(Name and address of agent for service)

COPY TO:

Allison M. Fumai, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036-6797
(212) 698-3500

Date of fiscal year end: September 30

Date of reporting period: September 30, 2025

ITEM 1. (a)	REPORTS TO STOCKHOLDERS.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ALTERNATIVE INVESTMENT PARTNERS
AIP ALTERNATIVE LENDING FUND P Financial Statements with Report of Independent Registered Public Accounting Firm For the Year Ended September 30, 2025

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Financial Statements with Report of Independent
Registered Public Accounting Firm
For the Year Ended September 30, 2025

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Management's Discussion of Fund Performance (Unaudited)

AIP Alternative Lending Fund P's (the "Fund") investment objective is to seek to provide total return with an emphasis on current income.

The Fund, through the investment of substantially all of its assets in AIP Alternative Lending Fund A (the "Master Fund"), seeks to achieve its investment objective by investing in alternative lending securities that generate interest or other income streams that Morgan Stanley AIP GP LP, the Master Fund's investment adviser (the "Investment Adviser"), believes offer access to credit risk premium. Alternative lending securities are loans originated through non-traditional, or alternative, lending platforms or securities that provide the Master Fund with exposure to such instruments. The "credit risk premium" is the difference in return between obligations viewed as low risk, such as high-quality, short-term government debt securities, and securities issued by private entities or other entities which are subject to credit risk. The credit risk premium is positive when interest payments or other income streams received in connection with a pool of alternative lending securities, minus the principal losses experienced by the pool, exceed the rate of return for risk-free obligations. By investing in alternative lending securities, the Master Fund is accepting the risk that some borrowers will not repay their loans in exchange for the expected returns associated with the receipt of interest payments and repayment of principal by those that do. There is no assurance that the credit risk premium will be positive for the Master Fund's investments at any time or on average and over time. However, the Master Fund seeks to benefit over the long-term from the difference between the amount of interest and principal received and losses experienced.

The alternative lending securities in which the Master Fund may invest are sourced through various alternative lending platforms as determined by the Investment Adviser. The Master Fund may invest in a broad range of alternative lending securities, including, but not limited to, (1) consumer loans, inclusive of specialty offerings such as education loans and elective medical loans; (2) small business loans, receivables and/or merchant cash advances, inclusive of specialty offerings such as purchasing and financing of future payment streams or asset-based financing; (3) specialty finance loans, including, but not limited to, automobile purchases, equipment finance, transportation leasing or real estate financing; (4) tranches of alternative lending securitizations, including, but not limited to, residual interests and/or majority-owned affiliates (MOAs); and (5) to a lesser extent, fractional interests in alternative lending securities and other types of equity, debt or derivative instruments that the Investment Adviser believes are appropriate. The Master Fund may also invest in both rated senior classes of asset-backed securities as well as residual interests in pools of alternative lending loans or securitizations.

Performance Discussion

	Total Returns[1]
	One Year	Annualized Since Inception[2]
AIP Alternative Lending Fund P	4.89%	6.86%

1  Total returns assume reinvestment of all distributions and includes the impact of a sales load of 3% of an investor's subscription.

2  The Fund commenced operations on October 1, 2018.

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ALTERNATIVE INVESTMENT PARTNERS

The chart below illustrates the growth of a hypothetical $50,000 investment in the Fund from its inception date of October 1, 2018 through September 30, 2025.

During the twelve-month period ended September 30, 2025, the Fund posted positive absolute performance (4.89%) assuming a 3% sales charge, outperforming traditional fixed income assets such as the Bloomberg US Aggregate Bond Index (+2.9%.).

Aggregate Bond Index (+2.9%).

The loan portfolio return increased this fiscal year relative to the prior, as lending standards, coupon rates, and negotiated loan purchase incentives contributed to improved performance. Following substantial credit tightening in response to underperforming post-COVID vintages, the 30+day delinquency rate for consumer loans as a percentage of outstanding principal declined modestly during the 2025 fiscal year. Concurrently, new origination loan coupons remained elevated, as the Federal Reserve maintained relatively restrictive monetary policy. The Fund's negotiated loan purchase incentives (which typically comprised payments to the Fund for purchase above agreed volumes over agreed periods of time, and/or risk sharing should returns and/or charge-offs deviate from agreed thresholds) also supported the Fund's return objectives and performance outlook.

Levels of delinquency remained elevated in comparison to pre-COVID expectations, but we believe the modest rate declines witnessed during the fiscal year represented a necessary precursor to potentially more significant normalization. Of note, macroeconomic headwinds that negatively impacted the strategy in 2022 and 2023 have dissipated to some extent: inflation has moderated, real wage growth has generally remained positive, and passage of the tax bill has halted significant near-term income tax hikes. Still-unsettled tariff policy clouds the forward outlook, but announced tariffs have been rolled back or modified multiple times, and the pass-through to consumers has been limited. Jobs growth has slowed, but the unemployment rate remains low.

The Federal Reserve recommended rate cuts in September. Benchmark rates affect the price of money across the economy, and, as they come down, consumer borrowers may dedicate less monthly cash flow to interest

2

ALTERNATIVE INVESTMENT PARTNERS

expenses from credit cards, auto loans, student loans, home finance, etc. Lower rates also may facilitate debt refinancings that free up cash flow for savings and for meeting current financial needs. Furthermore, lower rates could be a tailwind for primarily fixed rate credit portfolios such as the Fund's.

Beyond benchmark rates, alternative lending continues to benefit from its micro-fundamentals. Borrower loan coupons and credit standards remain supportive. Loan structures typically amortize and de-risk organically. Negotiated loan purchase incentives, including loss-sharing arrangements, further enhance the opportunity set.

Distributions

The Fund intends to declare and pay distributions of all or a portion of its net investment income on a quarterly basis and to distribute annually any realized capital gains. In addition, such distributions may include a return of capital.

Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio, the amount of leverage utilized by the Master Fund, and the Master Fund's use of hedging. To permit the Fund to maintain a more stable quarterly distribution, the Fund may, from time to time, distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund's net asset value, and, correspondingly, distributions from the Fund's income will reduce the Fund's net asset value.

Although there is no assurance that the Fund will be able to maintain a certain level of distributions, the Fund intends to declare and pay distributions of all or a portion of its net investment income on a quarterly basis and to distribute any realized capital gains at least annually. During the fiscal year, the Fund distributed $55.14 per share (a combined 6.00% of net asset value per share on the applicable record dates) to shareholders, the tax character of which will be reported to shareholders in their 2025 Form 1099 issued in February 2026.

Final Remarks

As a primarily consumer-focused private credit opportunity, alternative lending may diversify an investor's traditional and private corporate credit allocations. We believe that the Fund's inception-to-date performance on both an absolute basis and relative to traditional assets supports this assertion. Alternative lending's yield, duration, and amortization characteristics continue to stand in stark contrast to most corporate debt. For these and other reasons, we believe that alternative lending can play an important role in investors' portfolios through the cycle.

3

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of AIP Alternative Lending Fund P

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AIP Alternative Lending Fund P (the "Fund"), as of September 30, 2025, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at September 30, 2025, the results of its operations and its cash flows for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2025, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

Philadelphia, Pennsylvania
November 26, 2025

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ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Statement of Assets and Liabilities
September 30, 2025

Assets
Investment in AIP Alternative Lending Fund A, at fair value (cost $433,160,008)	$430,405,189
Money market investment	719,544
Redemption receivable from AIP Alternative Lending Fund A	25,114,487
Distribution receivable from AIP Alternative Lending Fund A	8,069,137
Dividends receivable	3,766
Other assets	13,065
Total assets	464,325,188
Liabilities
Payable for share repurchases	25,114,487
Distribution payable to shareholders	3,017,991
Shareholder servicing fees payable	576,498
Accrued expenses and other liabilities	461,757
Total liabilities	29,170,733
Net assets	$435,154,455
Net assets consist of:
Net capital	$451,661,650
Total distributable earnings (loss)	(16,507,195)
Net assets	$435,154,455
Net asset value per share:
481,179.123 shares issued and outstanding, no par value, 2,000,000 registered shares	$904.35
Maximum offering price per share ($904.35 plus sales load of 3% of net asset value per share)	$931.48

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
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ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Statement of Operations
For the Year Ended September 30, 2025

Investment Income
Dividend income from investment in AIP Alternative Lending Fund A	$25,255,354
Dividend income	113,928
Total investment income	25,369,282
Expenses
Shareholder servicing fees	3,760,102
Transfer agent fees	780,000
Professional fees	266,333
Registration fees	36,814
Accounting and administration fees	19,750
Custody fees	7,612
Other expenses	101,251
Total expenses	4,971,862
Net investment income (loss)	20,397,420
Realized and unrealized gain (loss) from investment in AIP Alternative Lending Fund A
Realized gain (loss) on investment in AIP Alternative Lending Fund A	(416,683)
Net change in unrealized appreciation/depreciation on investment in AIP Alternative Lending Fund A	3,786,770
Net realized and unrealized gain (loss) from investments	3,370,087
Net increase (decrease) in net assets resulting from operations	$23,767,507

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
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ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Statements of Changes in Net Assets

For the year ended September 30, 2024
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$6,721,978
Net realized gain (loss) on investment in AIP Alternative Lending Fund A	(13,307,902)
Net change in unrealized appreciation/depreciation on investment in AIP Alternative Lending Fund A	16,543,207
Net increase (decrease) in net assets resulting from operations	9,957,283
Distributions to shareholders from:
Distributions from earnings	(6,718,504)
Excess of distributable earnings	(31,030,425)
Total distributions	(37,748,929)
Shareholder transactions:
Subscriptions (representing 2,249.713 shares)	2,110,000
Distributions reinvested (representing 24,879.992 shares)	22,921,150
Repurchases (representing 154,717.754 shares)	(142,705,032)
Net increase (decrease) in net assets from shareholder transactions	(117,673,882)
Total increase (decrease) in net assets	(145,465,528)
Net assets, beginning of period (representing 716,865.300 shares)	685,215,590
Net assets, end of period (representing 589,277.251 shares)	$539,750,062
For the period from October 1, 2024 to September 30, 2025
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$20,397,420
Net realized gain (loss) on investment in AIP Alternative Lending Fund A	(416,683)
Net change in unrealized appreciation/depreciation on investment in AIP Alternative Lending Fund A	3,786,770
Net increase (decrease) in net assets resulting from operations	23,767,507
Distributions to shareholders from:
Distributions from earnings	(20,393,946)
Excess of distributable earnings	(9,757,754)
Total distributions	(30,151,700)
Shareholder transactions:
Subscriptions (representing 1,156.661 shares)	1,052,000
Distributions reinvested (representing 19,332.872 shares)	17,493,992
Repurchases (representing 128,587.661 shares)	(116,757,406)
Net increase (decrease) in net assets from shareholder transactions	(98,211,414)
Total increase (decrease) in net assets	(104,595,607)
Net assets, beginning of period (representing 589,277.251 shares)	539,750,062
Net assets, end of period (representing 481,179.123 shares)	$435,154,455

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
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ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Statement of Cash Flows
For the Year Ended September 30, 2025

Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$23,767,507
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Realized gain (loss) on investment in AIP Alternative Lending Fund A	416,683
Net change in unrealized appreciation/depreciation on investment in AIP Alternative Lending Fund A	(3,786,770)
Net purchases and sales of short-term investments	(719,544)
Purchases of investment in AIP Alternative Lending Fund A	(14,273,798)
Return of capital distributions received from AIP Alternative Lending Fund A	9,844,739
Proceeds from sales of investment in AIP Alternative Lending Fund A	116,757,165
(Increase) decrease in redemption receivable from AIP Alternative Lending Fund A	9,958,789
(Increase) decrease in distribution receivable from AIP Alternative Lending Fund A	(4,560,878)
(Increase) decrease in dividends receivable	4,204
(Increase) decrease in other assets	9,357
Increase (decrease) in shareholder servicing fees payable	(140,497)
Increase (decrease) in accrued expenses and other liabilities	83,825
Net cash provided by (used in) operating activities	137,360,782
Cash flows from financing activities
Subscriptions	1,052,000
Distributions	(30,151,700)
Increase (decrease) in distributions payable to shareholders	(490,268)
Reinvestments	17,493,992
Repurchases	(116,757,406)
Increase (decrease) in payable for share repurchases	(9,958,758)
Net cash provided by (used in) financing activities	(138,812,140)
Net change in cash and cash equivalents	(1,451,358)
Cash and cash equivalents at beginning of period	1,451,358
Cash and cash equivalents at ending of period	$—
Supplemental disclosure of cash flow and non-cash information:
Distributions reinvested	$17,493,992
Distributions reinvested in AIP Alternative Lending Fund A	$5,773,798

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
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ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements
September 30, 2025

1.  Organization

AIP Alternative Lending Fund P (the "Fund") was organized under the laws of the State of Delaware as a statutory trust on June 14, 2017, and has elected to be treated as a corporation for federal and state income tax purposes. The Fund commenced operations on October 1, 2018 and operates pursuant to an Agreement and Declaration of Trust (the "Trust Deed"). The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company. The Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as such requirements are described in Note 2. The Fund has no fixed termination date and will continue unless the Fund is otherwise terminated under the terms of the Trust Deed or unless and until required by law.

The Fund is a "Feeder" fund in a "Master-Feeder" structure whereby the Fund invests substantially all of its assets in AIP Alternative Lending Fund A (the "Master Fund"). The Master Fund is a statutory trust organized under the laws of the State of Delaware and is registered under the 1940 Act as a closed-end, diversified management investment company (notwithstanding its compliance with Subchapter M diversification requirements).

The Master Fund's investment objective is to seek to provide total return with an emphasis on current income. The Fund invests substantially all of its assets in the Master Fund, which has the same investment objective and strategies as the Fund. The Master Fund seeks to achieve its investment objective by investing, primarily through the Trusts (as defined below), in alternative lending securities that generate interest or other income streams that the Adviser (as defined below) believes offer access to credit risk premium. Alternative lending securities are loans originated through non-traditional, or alternative, lending platforms ("Platforms") ("Loans") or securities that provide the Master Fund with exposure to such instruments ("Securities"). The alternative lending securities in which the Master Fund may invest are sourced through various Platforms as determined by the Adviser. The Master Fund may invest in a broad range of alternative lending securities, including, but not limited to, (1) consumer loans, inclusive of specialty offerings such as education loans and elective medical loans; (2) small business loans, receivables and/or merchant cash advances, inclusive of specialty offerings such as purchasing and financing of future payment streams or asset-based financing; (3) specialty finance loans, including, but not limited to, automobile purchases, equipment finance, transportation leasing, real estate financing or private financing contracts ("PFCs"); (4) tranches of alternative lending securitizations, including, but not limited to, residual interests and/or majority-owned affiliates (MOAs); and (5) to a lesser extent, fractional interests in alternative lending securities and other types of equity, debt or derivative instruments that the Adviser believes are appropriate

As of September 30, 2025, the Fund had a 37.45% ownership interest in the Master Fund. The consolidated financial statements of the Master Fund, including the Consolidated Condensed Schedule of Investments, are attached to this report and should be read in conjunction with the Fund's financial statements.

The Master Fund invests through MPLI Capital Holdings, MPLI Capital Holdings II, MPLI Capital Holdings III, MPLI Capital Holdings IV, and MPLI Capital Holdings V (the "Trusts"), all of which are wholly-owned subsidiary trusts of the Master Fund. MPLI Capital Holdings V was organized under the laws

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
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ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

1.  Organization (continued)

of the State of Delaware as a statutory trust on November 1, 2024. Wilmington Savings Fund Society. FSB, serves as the trustee of the Trusts. The Trusts operate pursuant to separate trust agreements in order to achieve the Master Fund's investment objective, as previously described.

Morgan Stanley AIP GP LP (the "Adviser") serves as the Master Fund's investment adviser. The Adviser is a limited partnership formed under the laws of the State of Delaware and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is an affiliate of Morgan Stanley and is responsible for providing day-to-day investment management services to the Master Fund, subject to the supervision of the Master Fund's Board of Trustees (each member a "Trustee" and, collectively, the "Board"). The Fund's Adviser and Board are the same as the Master Fund's.

The Board has overall responsibility for monitoring and overseeing the Adviser's implementation of the Fund's operations and investment program. A majority of the Trustees are not "interested persons" (as defined by the 1940 Act) of the Fund or the Adviser.

2.  Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("US GAAP"). Such policies are consistently followed by the Fund in preparation of its financial statements. Management has determined that the Fund is an investment company in accordance with the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services – Investment Companies," for the purpose of financial reporting. The preparation of the financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund's financial statements are stated in United States dollars.

Investment in the Fund

The Fund offers on a continuous basis through Morgan Stanley Distribution, Inc. (the "Distributor") shares of beneficial interest ("Shares"). The Distributor may enter into selected dealer agreements with various brokers and dealers (in such capacity, "Service Agents") that have agreed to participate in the distribution of the Fund's Shares. The Distributor is an affiliate of the Adviser and may be affiliated with one of more Service Agents. Shares may be purchased as of the first business day of each month at the Fund's then current net asset value ("NAV") per Share, plus any applicable sales load from the Distributor or Service Agent. Investors purchasing Shares in the Fund ("Shareholders") may be charged a sales load of up to 3% of the amount of the investor's purchase. The Distributor and/or a Service Agent may, in its discretion, waive the sales load for certain investors.

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
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ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Investment in the Fund (continued)

Shares are to be sold only to investors that represent that they are "accredited investors" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. The Distributor and/or any Service Agent may impose additional eligibility requirements for investors who purchase Shares through the Distributor or such Service Agent. The minimum initial investment in the Fund by any investor is $25,000, and the minimum additional investment in the Fund by any investor is $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors.

No Shareholder has the right to require the Fund to redeem his, her, or its Shares. The Fund may, from time to time, repurchase Shares from Shareholders in accordance with written tenders by Shareholders at those times, amounts, and on those terms and conditions as the Board may determine in its sole discretion. Each such repurchase offer will generally be conducted in parallel with similar repurchase offers made by the Master Fund with respect to Shares of the Master Fund. Each such similar offer by the Master Fund with respect to Shares of the Master Fund will generally apply to between 5% to 25% of the net assets of the Master Fund. In determining whether the Fund should offer to repurchase Shares, the Board will consider the recommendations of the Adviser. The Adviser expects that, generally, it will recommend to the Board that the Master Fund offers to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31. The Fund has no obligation to repurchase Shares at any time; however, in the event that it does repurchase Shares, there is no guarantee that the Fund will offer to repurchase Shares in an amount exceeding 5% of its net assets. Each repurchase offer will generally commence approximately 90 days prior to the applicable repurchase date. In determining whether to make a recommendation to the Board to conduct a repurchase offer at any such time or in determining whether to accept a recommendation from the Adviser at any such time, the Adviser and the Board, respectively, may consider various factors, such as the timing of such offer and a variety of operational, business, and economic factors.

If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. Accordingly, Shareholders who tender shares may not have the total amount of those Shares repurchased by the Fund in a given period or over multiple periods. The Fund also has the right to repurchase all of a Shareholder's Shares at any time if, for any reason, the aggregate value of such Shareholder's Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. In addition, the Fund has the right to repurchase Shares of Shareholders if the Fund determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Fund's Agreement and Declaration of Trust. In addition, the Fund has the right at any time to repurchase at NAV the Shares of a Shareholder, or any person acquiring Shares through a Shareholder, in accordance with the Agreement and Declaration of Trust and Section 23 of the 1940 Act and any applicable rules thereunder, including Rule 23c-2. The repurchase of Shares by the Fund may be a taxable event to Shareholders.

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
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ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Investment in the Master Fund

The Fund records its investment in the Master Fund at fair value, which is represented by the Fund's proportionate interest in the net assets of the Master Fund as of September 30, 2025. Valuation of Loans and Securities held by the Master Fund, including the Master Fund's disclosure of Investments under the three- tier hierarchy, is discussed in the notes to the Master Fund's consolidated financial statements. The performance of the Fund is directly affected by the performance of the Master Fund. The consolidated financial statements of the Master Fund, which are attached, are an integral part of these financial statements. Refer to the accounting policies disclosed in the consolidated financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash held on deposit and short-term highly liquid investments that are readily convertible to known amounts of cash and have maturities of three months or less. Investments in money markets are valued at fair value using the net asset value as the price and categorized as Level 1 securities as described in Note 3 of the Master Fund's consolidated financial statements. As of September 30, 2025, the Fund had investments in money market funds (First American Treasury Obligations Fund – Class X) valued at $719,544. The Fund may maintain cash held on deposit at one or more financial institutions. The Fund is subject to credit risk should a financial institution be unable to fulfill its obligations.

Income Recognition and Expenses

The Fund recognizes income and records expenses on an accrual basis. Income, expenses, and realized and unrealized gains and losses are recorded monthly. The changes in fair value of the investment in the Master Fund are included in net change in unrealized appreciation/depreciation on investments in the Statement of Operations. Realized gains (losses) from investment in the Master Fund is calculated using specific identification. Dividend income for the Fund comes from money market holdings.

Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income tax is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net realized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of September 30, 2025. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Generally, open tax years under potential examination vary by jurisdiction. Each of the four open tax years through the year ended September 30, 2025, remains subject to examination by major taxing authorities.

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
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ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Income Taxes (continued)

As of September 30, 2025, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$433,160,008
Gross tax unrealized appreciation	—
Gross tax unrealized depreciation	(2,754,819)
Net tax unrealized appreciation/depreciation on investments	$(2,754,819)

At September 30, 2025, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Income	$—
Undistributed Gains	—
Total Undistributed Income and Gains	$—
Unrealized Gain/(Loss)	$(2,754,819)
Capital Loss Carryforward	(13,724,585)
Other Book/Tax Differences	(27,792)
Total	$(16,507,196)

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is primarily attributable to mark-to-market ordinary gains (losses) under Internal Revenue Code Section 475.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during the year ended September 30, 2025 and 2024 was as follows:

	2025	2024
Distributions paid from:
Net investment income	$20,393,946	$6,718,504
Capital gains	—	—
In excess of distributable earnings	9,757,754	31,030,425
Total	$30,151,700	$37,748,929

The amount and character of income and gains due to be distributed are determined in accordance with income tax regulations which may differ from US GAAP. These book/tax differences are either considered temporary or permanent in nature.

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
13

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Income Taxes (continued)

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets as of September 30, 2025.

As of September 30, 2025, the Fund had available for federal income tax purposes the following unused capital loss amounts that do not expire:

	Short-Term	Long-Term
Total	$—	$13,724,585

Distribution of Income and Gains

The Fund declares and pays distributions of all or a portion of its net investment income on a quarterly basis. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

The Master Fund intends to be treated as a "dealer in securities" within the meaning of Section 475(c)(1) of the Code. Section 475 of the Code requires that a dealer must generally "mark to market" all the securities which it holds at the close of any taxable year. Any gain or loss realized or deemed realized with respect to a security held by a dealer, regardless of whether such gain or loss is realized as a result of an actual disposition or a deemed disposition under the mark-to-market rule, is generally treated as ordinary income or loss. The mark-to-market rule does not apply to any security held for investment that the dealer properly identifies as such.

In order to satisfy the diversification requirements under Subchapter M of the Code, the Fund generally invests its assets in the Master Fund, which invests in Investments that are treated as indebtedness for U.S. tax purposes. As such, the Fund expects that its distributions generally will be taxable as ordinary income to the Shareholders. Distributions in excess of distributable earnings represents a return of capital which is a non-taxable distribution of the original investment.

Pursuant to the dividend reinvestment plan established by the Fund (the "DRIP"), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income, dividends, and capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends, and capital gain distributions in cash.

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
14

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Recent Accounting Pronouncements

During the year ended September 30, 2025, the Fund adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, (ASU 2023-07), which requires incremental disclosures related to a public entity's reportable segments. The Fund operates as a single reportable segment, an investment company whose investment objective is included at the beginning of the Notes to Financial Statements. In connection with the adoption of ASU 2023-07, the Fund's President has been designated as the Fund's Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Fund's single segment and deciding how to allocate the segment's resources. To perform this function, the CODM reviews the information in the Fund's Financial Statements.

3.  Subscriptions Received in Advance

Subscriptions received in advance represent cash proceeds received by the Fund prior to year-end related to Shareholder subscriptions to be made effective October 1, 2025. As of September 30, 2025, the Fund had no subscriptions received in advance.

4.  Management Fee, Related Party Transactions and Other

The Fund bears all expenses incurred in the business of the Fund, as well as indirectly its pro rata portion of all expenses incurred by the Master Fund and certain ongoing costs associated with the Fund's continuous offering. The Fund does not pay the Adviser a management fee; however, as a holder of Shares of the Master Fund, the Fund and its Shareholders are indirectly subject to the management fees to be charged to the Master Fund by the Adviser.

The Adviser has contractually agreed, until at least February 1, 2026, to a reduction in fees payable to it and/or reimburse the Master Fund, if necessary, if such fees would cause the total annual operating expenses to exceed 2.00% of the Master Fund's average annual Managed Assets (as defined below). In determining the actual amount of the fee waiver and/or expense reimbursement for the Master Fund, if any, the Adviser excludes from Master Fund expenses Platform Fees, Extraordinary Expenses and the following investment related expenses: foreign country tax expense and borrowing costs. "Extraordinary Expenses" are expenses incurred by the Master Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings, indemnification expenses and expenses in connection with holding and/or soliciting proxies for a meeting of Shareholders. "Managed Assets" means the total assets of the Master Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Master Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes).

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
15

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

4.  Management Fee, Related Party Transactions and Other (continued)

The Adviser has agreed, until at least February 1, 2026, to waive and/or reimburse the Fund's expenses (other than (i) the Fund's proportionate share of the management fees paid to the Adviser by the Master Fund, (ii) the Fund's proportionate share of the other expenses of the Master Fund and (iii) the Fund's Extraordinary Expenses) to the extent necessary in order to cap total annual fund expenses at 1.00% of the Fund's average annual net assets. The fee waiver and/or expense reimbursement will continue for at least one year or until such time as the Fund's Board acts to discontinue all or a portion of such waiver and/or reimbursement when it deems such action is appropriate. Pursuant to an Expense Reimbursement Agreement, to the extent that the Fund's expenses for the fiscal year fall below the Operating Expense Limit and the Adviser has previously waived management fees for any calendar month of that fiscal year, the Fund shall reimburse the Adviser in the amount necessary to bring the Fund's expenses up to the Operating Expense Limit. For the period from October 1, 2024 to September 30, 2025, the Adviser did not reimburse the Fund as the ordinary operating expenses were below 1.00% of the Fund's average annual net assets.

The Fund pays the Distributor, and the Distributor pays each Service Agent, a monthly distribution and shareholder servicing fee of up to 0.0625% (0.75% on an annualized basis) of the NAV of the outstanding Shares attributable to the clients of the Service Agent who are invested in the Fund through the Service Agent. In exchange for this fee, the Service Agent provides distribution, marketing and/or sales support services. In addition, each Service Agent provides shareholder services such as assisting in establishing and maintaining accounts and records relating to clients that invest in Shares, responding to client inquiries relating to the services performed by the Service Agent, responding to routine inquiries from clients concerning their investments in Shares, assisting clients in changing account designations and addresses, assisting in processing client repurchase requests and providing such other similar services as permitted under applicable statutes, rules and regulations. In certain instances, a Service Agent may enter into an agreement with the Fund directly to provide shareholder services and the Fund may pay such Service Agent a fee for such services. For the period from October 1, 2024, to September 30, 2025, the Fund incurred shareholder servicing fees of $3,760,102 of which $576,498 was payable as of September 30, 2025.

U.S. Bancorp Fund Services, LLC ("USBFS") provides accounting and administrative services to the Fund. Under an administrative services agreement, USBFS is paid an administrative fee, computed and payable monthly at an annual rate based on the aggregate monthly total assets of the Fund.

U.S. Bank National Association ("USB N.A.") serves as the custodian to the Fund. Under a custody services agreement, USB N.A. is paid a custody fee monthly based on the average daily market value of any securities and cash held by the Fund.

UMB Fund Services, Inc. serves as the Fund's transfer agent. Transfer agent fees are payable monthly based on an annual base fee, annual per Shareholder account charges, and out-of-pocket expenses incurred by the transfer agent on the Fund's behalf.

5.  Market Risk

The value of an investment in the Fund is based on the values of the Fund's investments, which change regularly due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. These events may be sudden and unexpected and could adversely affect the value and liquidity of the Fund's investments,

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
16

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

5.  Market Risk (continued)

which may in turn impact the Fund's ability to sell alternative lending securities and/or its ability to repurchase its shares. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market or financial system instability or uncertainty, embargoes, the threat or actual imposition of tariffs, sanctions and other trade barriers, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). Any such event(s) could have a significant adverse impact on the value, liquidity and risk profile of the Fund's portfolio, as well as its ability to sell securities and/or meet redemptions. Any such event(s) or similar types of factors and developments may also adversely affect the financial performance of the Fund's investments (and, in turn, the Fund's investment results) and/or negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate preexisting risks to the Fund. In addition, no active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.

6.  Contractual Obligations

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
17

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

7.  Financial Highlights

The following represents per Share data, ratios to average net assets and other financial highlights information for Shareholders.

	Year Ended September 30, 2025	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021
For a share outstanding throughout the period:
Net asset value, beginning of period	$915.95	$955.85	$1,032.21	$1,102.61	$1,014.81
From investment operations:
Net investment income (loss) (a)	37.20	9.96	(8.79)	5.65	182.01
Net realized and unrealized gain (loss) from investments	6.34	6.20	(7.52)	(5.62)	132.04
Net increase (decrease) resulting from investment operations	43.54	16.16	(16.31)	0.03	314.05
Distributions to shareholders from:
Net investment income	(37.30)	(9.98)	—	(7.62)	(141.34)
Realized gains	—	—	—	(3.57)	(84.91)
Return of capital	(17.84)	(46.08)	(60.05)	(59.24)	—
Total distributions to shareholders	(55.14)	(56.06)	(60.05)	(70.43)	(226.25)
Net asset value, end of period	$904.35	$915.95	$955.85	$1,032.21	$1,102.61
Total return (b)	4.89%	1.80%	(1.63)%	(0.07)%	32.76%
Ratios to average net assets:
Total expenses before expense waivers and reimbursements (c)	5.84%	6.91%	6.24%	3.14%	3.07%
Total expenses after expense waivers and reimbursements (c)	5.84%	6.91%	6.24%	3.14%	3.07%
Net investment income (loss) (d)	18.45%	19.59%	19.62%	14.44%	12.34%
Portfolio turnover (e)	8.32%	2.52%	2.26%	10.80%	60.96%
Net assets, end of period (000s)	$435,154	$539,750	$685,216	$832,112	$521,760

(a)  Calculated based on average shares outstanding methodology during the period and excludes net investment income allocated from the Master Fund.

(b)  Total return assumes a subscription of a Share at the beginning of the period, reinvestment of all distributions during the period, and a sale of the share on the last day of the period, but does not reflect the impact of the sales load, if any, uncurred when the Share was purchased. Not annualized for periods less than one year.

(c)  Includes net expenses of the Master Fund.

(d)  Includes income and expenses of the Master Fund adjusted for distributions paid to the Fund.

(e)  The portfolio turnover rate reflects investment activity of the Master Fund.

The above ratios and total returns have been calculated for the Shareholders taken as a whole. An individual Shareholder's return and ratios may vary from these returns and ratios due to the timing of Share transactions.

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
18

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P
Notes to Financial Statements (continued)

8.  Subsequent Events

Unless otherwise stated throughout the Notes to the Financial Statements, the Fund noted no subsequent events that require disclosure in or adjustment to the financial statements through the date the financial statements were available to be issued.

See accompanying notes and attached consolidated financial statements for AIP Alternative Lending Fund A.
19

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

If applicable, a copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's investments; and (2) how the Fund voted proxies relating to Fund investments during the most recent period ended December 31, is available without charge, upon request, by calling the Fund at 1-888-322-4675. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Portfolio Schedule (Unaudited)

The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund's first and third fiscal quarters on Form N-PORT. The Fund's Forms N-PORT are available on the Securities and Exchange Commission's website at http://www.sec.gov and Morgan Stanley's public website, www.morganstanley.com/im/shareholderreports. Once filed, the most recent Form N-PORT will be available without charge, upon request, by calling the Fund at 1-888-322-4675.

Important Tax Information (Unaudited)

The Fund designates up to a maximum of $20,393,946 as interest-related dividends.

The Fund designates up to a maximum of $0 as a long-term capital gain distribution.

The Fund designates up to a maximum of $20,393,946 as a dividend subject to 163(j).

20

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 06103 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Chairperson of the Compliance and Insurance Committee (2015-2024) and Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005- November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994- September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				74

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019)

Frances L. Cashman c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1961	Trustee	Since February 2022	Formerly, Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (2021-2024);Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicola (2005-2010).	75

Board Member, Mutual Funds Directors Forum (2025-present);Trustee and member of Advancement and Investment Committees, Cristo Rey Jesuit High School (since December 2024); Trustee and Investment Committee Member, Georgia Tech Foundation (since June 2019); formerly, Trustee and Chair of Marketing Committee, and Member of Finance Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

21

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Kathleen A. Dennis c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	74	Board Member, University of Albany Foundation (2012- present); Board Member, Mutual Funds Directors Forum (2014-2025); Director of various non-profit organizations.
Nancy C. Everett c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1955	Trustee	Since January 2015

Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since Jaunuary 2015); Formerly, Interim Vice President for Investment Management, Dominion Energy (2024-2025) Chief Executive Officer, Virginia Commonwealth University Investment Company (2015-2024); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).

75	Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth
University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010);
					Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).
Richard G. Gould c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1959	Trustee	Since July 2024	Global Chief Executive Officer, CLSA Ltd. (2019-2021); Chief Executive Officer, Americas, CLSA Americas, LLC (20142021); Head of Global Sales, Bloomberg Tradebook, Bloomberg LP (2010-2014); Founding Member, Executive Vice President, Information Services Group (20062010); Managing Director, Morgan Stanley (1990-2006); Executive Director, International Portfolio Trading & Derivatives, Morgan Stanley (19881990); Vice President, International Portfolio Trading & Derivatives, Morgan Stanley (19861988; Equity Derivatives Trading, Lehman Brothers (1983-1986).	74	Global Management Committee Member, CLSA (2014-2020); Broking Executive Committee Member, CLSA (2014-2020).

22

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Eddie A. Grier c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year:1955	Trustee	Since March 2022	Dean, Santa Clara University Leavey School of 78 Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	75

Formerly, Director, Witt/Keiffer, Inc. (executive search) (2016-2024); Director, NuStar GP, LLC (energy) (2021-2024); Director, Sonida Senior Living, Inc (residential community operator) (2016-2021); Director, NVR, Inc (homebuilding (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Jakki L. Haussler c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1957	Trustee	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, CEO, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008)	75

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Ingram Micro Holding Corporation and Member Nominating and Corporate Governance Committee (since October 2024); formerly, Director, Barnes Group Inc. (2021-2025); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee. Director of NVR, Inc. (home construction).

23

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	74	Director of NVR, Inc. (home construction).
Michael F. Klein c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998- March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				74	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1960	Trustee	Since January 2017	Chairperson of the Compliance and Insurance Committee (since January 2025) Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	75	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023), Nutley Family Service Bureau, Inc.

24

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Boards since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	74	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2024) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

25

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Christopher Auffenberg 100 Front Street, Suite 400 West Conshohocken, PA 19428 Birth Year: 1984	Vice President	Since May 2022	Chief Operating Officer of the Morgan Stanley Alternative Investment Partners Hedge Fund team and Executive Director of Morgan Stanley Investment Management Inc (since May 2022).
Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Managing Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary and Chief Legal Officer	Since June 1999

Managing Director (since 2018) and Chief Legal Officer (since 2016) of the Adviser and various entities affiliated with the Adviser? Secretary (since 1999) and Chief Legal Officer (since 2016) of various Morgan Stanley Funds.

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Advisor and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Deidre Walsh 1 Post Office Square Boston, MA 02109 Birth Year: 1971	Secretary and Chief Legal Officer	Since June 2025

Managing Director (since 2021) of the Adviser and various entities affiliated with the Adviser; Vice President of various entities affiliated with the Adviser (since 2021); Secretary (since June 2025) and Chief Legal Officer (since June 2025) of various Morgan Stanley Funds.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Trust: Allan Fajardo. The following individuals who are officers of the Adviser or its affiliates also serve as assistant treasurers of the Fund: Jason Hirsch, Margaret Watt and Dwayne Coit.

The Fund's statement of additional information includes further information about the Fund's Trustees and Officers, and is available without charge by visiting www.morganstanley.com/im/shareholderreports or upon request by calling 1 (888) 322-4675.

26

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund P

100 Front Street, Suite 400
West Conshohocken, PA 19428

Trustees

W. Allen Reed, Chairperson of the Board and Trustee
Frank L. Bowman
Frances L. Cashman
Kathleen A. Dennis
Nancy C. Everett
Richard G. Gould
Eddie A. Grier
Jakki L. Haussler
Dr. Manual H. Johnson
Michael F. Klein
Patricia A. Maleski

Officers

John H. Gernon, President and Principal Executive Officer
Christopher Auffenberg, Vice President
Michael J. Key, Vice President
Deidre Downes, Chief Compliance Officer
Francis J. Smith, Treasurer and Principal Financial Officer
Mary E. Mullin, Secretary

Investment Adviser

Morgan Stanley AIP GP LP
100 Front Street, Suite 400
West Conshohocken, PA 19428

Administrator and Fund Accounting Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian

U.S. Bank National Association

1555 North Rivercenter Drive, MK-WI-S302
Milwaukee, WI 53212

Transfer Agent

UMB Fund Services, Inc.
235 W Galena Street
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Commerce Square
2005 Market Street
Suite 700
Philadelphia, PA 19103

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Morgan, Lewis and Bockius LLP One State Street

Hartford, CT 06103

27

ALTERNATIVE INVESTMENT PARTNERS
AIP ALTERNATIVE LENDING FUND A Consolidated Financial Statements with Report of Independent Registered Public Accounting Firm For the Year Ended September 30, 2025

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Financial Statements with Report of
Independent Registered Public Accounting Firm
For the Year Ended September 30, 2025

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Management's Discussion of Fund Performance (Unaudited)

AIP Alternative Lending Fund A's (the "Fund") investment objective is to seek to provide total return with an emphasis on current income.

The Fund seeks to achieve its investment objective by investing in alternative lending securities that generate interest or other income streams that Morgan Stanley AIP GP LP (the "Investment Adviser") believes offer access to credit risk premium. Alternative lending securities are loans originated through non-traditional, or alternative, lending platforms or securities that provide the Fund with exposure to such instruments. The "credit risk premium" is the difference in return between obligations viewed as low risk, such as high-quality, short-term government debt securities, and securities issued by private entities or other entities which are subject to credit risk. The credit risk premium is positive when interest payments or other income streams received in connection with a pool of alternative lending securities, minus the principal losses experienced by the pool, exceed the rate of return for risk-free obligations. By investing in alternative lending securities, the Fund is accepting the risk that some borrowers will not repay their loans in exchange for the expected returns associated with the receipt of interest payments and repayment of principal by those that do. There is no assurance that the credit risk premium will be positive for the Fund's investments at any time or on average and over time. However, the Fund seeks to benefit over the long-term from the difference between the amount of interest and principal received and losses experienced.

The alternative lending securities in which the Fund may invest are sourced through various alternative lending platforms as determined by the Investment Adviser. The Fund may invest in a broad range of alternative lending securities, including, but not limited to, (1) consumer loans, inclusive of specialty offerings such as education loans and elective medical loans; (2) small business loans, receivables and/or merchant cash advances, inclusive of specialty offerings such as purchasing and financing of future payment streams or asset-based financing; (3) specialty finance loans, including, but not limited to, automobile purchases, equipment finance, transportation leasing or real estate financing; (4) tranches of alternative lending securitizations, including, but not limited to, residual interests and/or majority-owned affiliates (MOAs); and (5) to a lesser extent, fractional interests in alternative lending securities and other types of equity, debt or derivative instruments that the Investment Adviser believes are appropriate. The Fund may also invest in both rated senior classes of asset-backed securities as well as residual interests in pools of alternative lending loans or securitizations.

Performance Discussion

	Total Returns[1]
	One Year	Annualized Since Inception[2]
AIP Alternative Lending Fund A	5.96%	7.87%

1.  Total returns assume reinvestment of all distributions.

2.  The Fund commenced operations on October 1, 2018.

ALTERNATIVE INVESTMENT PARTNERS

The chart below illustrates the growth of a hypothetical $50,000 investment in the Fund from its inception date of October 1, 2018, through September 30, 2025.

During the twelve-month period ended September 30, 2025, the Fund posted positive absolute performance (+5.96%), outperforming traditional fixed income assets such as the Bloomberg US Aggregate Bond Index (+2.9%).

The loan portfolio return increased this fiscal year relative to the prior, as lending standards, coupon rates, and negotiated loan purchase incentives contributed to improved performance. Following substantial credit tightening in response to underperforming post-COVID vintages, the 30+day delinquency rate for consumer loans as a percentage of outstanding principal declined modestly during the 2025 fiscal year. Concurrently, new origination loan coupons remained elevated, as the Federal Reserve maintained relatively restrictive monetary policy. The Fund's negotiated loan purchase incentives (which typically comprised payments to the Fund for purchase above agreed volumes over agreed periods of time, and/or risk sharing should returns and/or charge-offs deviate from agreed thresholds) also supported the Fund's return objectives and performance outlook.

Levels of delinquency remained elevated in comparison to pre-COVID expectations, but we believe the modest rate declines witnessed during the fiscal year represented a necessary precursor to potentially more significant normalization. Of note, macroeconomic headwinds that negatively impacted the strategy in 2022 and 2023 have dissipated to some extent: inflation has moderated, real wage growth has generally remained positive, and passage of the tax bill has halted significant near-term income tax hikes. Still-unsettled tariff policy clouds the forward outlook, but announced tariffs have been rolled back or modified multiple times, and the pass-through to consumers has been limited. Jobs growth has slowed, but the unemployment rate remains low.

The Federal Reserve recommended rate cuts in September. Benchmark rates affect the price of money across the economy, and, as they come down, consumer borrowers may dedicate less monthly cash flow to interest expenses from credit cards, auto loans, student loans, home finance, etc. Lower rates also may facilitate debt refinancings that free up cash flow for savings and for meeting current financial needs. Furthermore, lower rates could be a tailwind for primarily fixed rate credit portfolios such as the Fund's.

ALTERNATIVE INVESTMENT PARTNERS

Beyond benchmark rates, alternative lending continues to benefit from its micro-fundamentals. Borrower loan coupons and credit standards remain supportive. Loan structures typically amortize and de-risk organically. Negotiated loan purchase incentives, including loss-sharing arrangements, further enhance the opportunity set.

This year's Fund performance reflects how our portfolio navigated diverse market conditions through disciplined management. The following analysis highlights key drivers behind results, including sector allocation, geographic diversification, loan term structures, and credit quality. These factors collectively shaped risk-adjusted returns and positioned the fund to meet investor objectives. The accompanying graphs provide a clear view of how these elements influenced performance throughout the year.

ALTERNATIVE INVESTMENT PARTNERS

1.  Includes accrued interest. Consumer loans may include unsecured or secured consumer loans, student loans, as well as associated asset-backed securities, majority-owned affiliates, fractional interests, participation interests, etc. Consumer loans excludes Small Business Loans and Cash/Other.

2.  Includes accrued interest. Excludes asset-backed securities, majority-owned affiliates, fractional interests, participation interests, cash/other, etc.

3.  Maturity is the outstanding principal-weighted average remaining term (in years) of the Fund's loan portfolio.

4.  Average Credit Score represents the outstanding principal-weighted average credit score of the consumer loans in the Fund. Credit scores for consumer loans are the qualifying credit scores as reported by the lending Platforms, which are typically the scores obtained at the time of underwriting. Credit scores typically range from 300-850 and are one measure of creditworthiness for the Fund's underlying consumer borrowers. The lower the credit score, the less credit-worthy.

Distributions

The Fund intends to declare and pay distributions of all or a portion of its net investment income on a quarterly basis and to distribute annually any realized capital gains. In addition, such distributions may include a return of capital.

Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio, the amount of leverage utilized by the Fund, and the Fund's use of hedging. To permit the Fund to maintain a more stable quarterly distribution, the Fund may, from time to time, distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of income actually earned by the Fund during that period.

ALTERNATIVE INVESTMENT PARTNERS

Undistributed income will add to the Fund's net asset value, and, correspondingly, distributions from the Fund's income will reduce the Fund's net asset value.

Although there is no assurance that the Fund will be able to maintain a certain level of distributions, the Fund intends to declare and pay distributions of all or a portion of its net investment income on a quarterly basis and to distribute any realized capital gains at least annually. During the fiscal year, the Fund distributed $64.40 per share (a combined 7.00% of net asset value per share on the applicable record dates) to shareholders, the tax character of which will be reported to shareholders in their 2025 Form 1099 issued in February 2026.

Final Remarks

As a primarily consumer-focused private credit opportunity, alternative lending may diversify an investor's traditional and private corporate credit allocations. We believe that the Fund's inception-to-date performance on both an absolute basis and relative to traditional assets supports this assertion. Alternative lending's yield, duration, and amortization characteristics continue to stand in stark contrast to most corporate debt. For these and other reasons, we believe that alternative lending can play an important role in investors' portfolios through the cycle.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of AIP Alternative Lending Fund A

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AIP Alternative Lending Fund A (the "Fund"), including the consolidated condensed schedule of investments, as of September 30, 2025, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at September 30, 2025, the consolidated results of its operations and its cash flows for the year then ended and the consolidated changes in its net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodians and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

Philadelphia, Pennsylvania
November 26, 2025

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Statement of Assets and Liabilities
September 30, 2025

Assets
Investments in loans, at fair value (cost $1,610,628,532)	$1,301,214,358
Investments in securities, at fair value (cost $82,743,733)	65,841,627
Unrealized appreciation on risk share contracts	21,618,544
Cash and cash equivalents	19,055,865
Restricted cash	20,100,420
Deposits for issuing loans	2,357,213
Interest receivable	20,662,596
Paydown receivable	10,095,595
Incentive fees receivable	308,081
Due from counterparty	88,553
Receivable for fund investments sold	49,556
Other assets	716,727
Total assets	1,462,109,135
Liabilities
Lines of credit payable	200,000,000
Payable for share repurchases	86,511,801
Distribution payable	12,376,900
Due to counterparty	5,390,142
Management fees payable	1,859,493
Payable for purchases of investments in loans	1,530,916
Interest payable	1,020,203
Loan servicing fees payable	798,600
Unrealized depreciation on risk share contracts	346,411
Trustee Fees	12,571
Accrued expenses and other liabilities	2,875,744
Total liabilities	312,722,781
Net assets	$1,149,386,354
Net assets consist of:
Net capital	$1,145,384,121
Total distributable earnings (loss)	4,002,233
Net assets	$1,149,386,354
Net asset value per share:
1,271,729.739 shares issued and outstanding, no par value, 3,500,000 registered shares	$903.80

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Statement of Operations
For the Year Ended September 30, 2025

Investment Income
Interest income	$316,031,346
Dividend income	6,359,521
Other income	9,789,370
Total investment income	332,180,237
Expenses
Loan servicing fees	24,745,075
Interest expense	22,450,524
Management fees	12,644,961
Professional fees	1,497,000
Credit facility expenses	1,256,323
Accounting and administration fees	1,141,902
Valuation agent fees	1,029,437
Custody fees	695,206
Transfer agent fees	247,000
Trustees fees	141,870
Registration expenses	121,509
Other expenses	336,397
Total expenses	66,307,204
Net investment income (loss)	265,873,033
Realized and unrealized gain (loss) from investments
Net realized gain (loss) on investments in loans	(239,038,305)
Net realized gain (loss) on investments in securities	(519,635)
Net realized gain (loss) on investments	(239,557,940)
Net change in unrealized appreciation/depreciation on investments in loans	42,186,612
Net change in unrealized appreciation/depreciation on investments in securities	357,795
Net change in unrealized appreciation/depreciation on investments in risk share contracts	9,214,328
Net change in unrealized appreciation/depreciation on investments	51,758,735
Net realized and unrealized gain (loss) from investments	(187,799,205)
Net increase (decrease) in net assets resulting from operations	$78,073,828

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Statements of Changes in Net Assets

For the year ended September 30, 2024
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$359,625,292
Net realized gain (loss) from investments	(377,269,035)
Net change in unrealized appreciation/depreciation on investments	61,187,204
Net increase (decrease) in net assets resulting from operations	43,543,461
Distributions to shareholders from:
Distributable earnings resulting from operations	(34,744,353)
Distributions in excess of distributable earnings	(87,359,772)
Total distributions	(122,104,125)
Shareholder transactions:
Subscriptions (representing 32,706.152 shares)	30,511,649
Distributions reinvested (representing 64,543.119 shares)	59,260,829
Repurchases (representing 490,405.941 shares)	(452,329,668)
Net increase (decrease) in net assets from shareholder transactions	(362,557,190)
Total increase (decrease) in net assets	(441,117,854)
Net assets, beginning of period (representing 2,018,655.430 shares)	1,930,097,688
Net assets, end of period (representing 1,626,498.760 shares)	$1,488,979,834
For the year ended September 30, 2025
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$265,873,033
Net realized gain (loss) from investments	(239,557,940)
Net change in unrealized appreciation/depreciation on investments	51,758,735
Net increase (decrease) in net assets resulting from operations	78,073,828
Distributions to shareholders from:
Distributions resulting from operations	(68,870,920)
Distributions in excess of distributable earnings	(26,728,377)
Total distributions	(95,599,297)
Shareholder transactions:
Subscriptions (representing 18,735.450 shares)	16,993,301
Distributions reinvested (representing 46,012.947 shares)	41,572,443
Repurchases (representing 419,517.418 shares)	(380,633,755)
Net increase (decrease) in net assets from shareholder transactions	(322,068,011)
Total increase (decrease) in net assets	(339,593,480)
Net assets, beginning of period (representing 2,018,655.430 shares)	1,488,979,834
Net assets, end of period (representing 1,271,729.739 shares)	$1,149,386,354

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Statement of Cash Flows
For the Year Ended September 30, 2025

Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$78,073,828
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized (gain) loss from investments	239,557,940
Net change in unrealized appreciation/depreciation on investments	(51,758,735)
Net purchases and sales of short-term investments	(64,336,472)
Purchases of investments in loans	(802,620,400)
Proceeds from principal payments from investments in loans	1,076,587,243
Proceeds from principal payments/receipts from investments in securities	(9,911)
Proceeds from sales of investments in loans	129,015,740
Accretion of discount	(61,831)
(Increase) decrease in interest receivable	8,537,242
(Increase) decrease in paydown receivable	(93,185)
(Increase) decrease in incentive fees receivable	848,867
(Increase) decrease in receivable for fund investments sold	88,414
Increase (decrease) in due from counterparty	(88,553)
(Increase) decrease in other assets	649,437
Increase (decrease) in interest payable	(1,976,259)
Increase (decrease) in loan servicing fees payable	(314,452)
Increase (decrease) in management fees payable	(742,542)
Increase (decrease) payable for purchases of investments in loans	1,530,916
Increase (decrease) in due to counterparty	5,159,426
Increase (decrease) in trustee fees	12,571
Increase (decrease) in accrued expenses and other liabilities	257,607
Net cash provided by (used in) operating activities	618,316,891
Cash flows from financing activities
Repayments on lines of credit	(300,000,000)
Subscriptions	16,993,301
Distributions	(95,599,297)
Increase (decrease) in distribution payable	2,318,719
Reinvestments	41,572,443
Repurchases	(380,633,755)
Increase (decrease) in payable for share repurchases	(25,560,235)
Net cash provided by (used in) financing activities	(740,908,824)
Net change in cash, cash equivalents, restricted cash and deposits for issuing loans	(122,591,933)
Cash, cash equivalents, restricted cash, and deposits for issuing loans at beginning of period	164,105,431
Cash, cash equivalents, restricted cash, and deposits for issuing loans at end of period	$41,513,498
Supplemental disclosure of cash flow and non-cash information:
Cash paid during the period for interest	$24,426,783
Distributions reinvested	$41,572,443

The following tables provides a reconciliation of cash, cash equivalents, restricted cash, and deposits for issuing loans reported within the Consolidated Statement of Assets and Liabilities that sum to the total of the same amount above as of September 30, 2025:

Cash and cash equivalents	$19,055,865
Restricted cash	20,100,420
Deposits for issuing loans	2,357,213
Total cash and cash equivalents, restricted cash, and deposits for issuing loans as of September 30, 2025	$41,513,498

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Condensed Schedule of Investments
September 30, 2025

	Platform	Original Acquisition Date	Principal Amount	Cost	Fair Value
LOANS – 113.21% (a)
Consumer Loans – 101.59%
United States – 101.59%
88016bde-76da-4c11-a017-b2eb0007194f, 14.54%, 7/01/2029 (b)	Marlette	6/05/2025	$95,409	$95,409	$95,019
06016c82-62fe-4f22-984a-b2c8002b9076, 4.26%, 5/11/2028 (b)	Marlette	5/15/2025	89,511	89,511	90,033
DRB5963188, 29.94%, 9/15/2030 (b)	Upstart	9/15/2025	75,000	75,000	74,502
Other Consumer Loans, 21.62%. 11/01/2020 – 7/31/2130 (b)(c)(d)	Lending Club, Lending Point, Marlette, Prosper, SoFi, Upgrade, Upstart		1,440,654,718	1,440,704,591	1,167,437,514
Total Consumer Loans				1,440,964,511	1,167,697,068
Small Business Loans – 11.62%
United States – 11.62%
9819864, 5.74%, 3/19/2027 (e)	Square	9/23/2025	112,132.28	103,267	103,314
9830891, 4.73%, 3/23/2027 (e)	Square	9/25/2025	105,803.20	98,812	98,881
9740054, 4.71%, 2/28/2027 (e)	Square	9/3/2025	104,882.55	97,952	98,774
9748638, 4.73%, 3/2/2027 (e)	Square	9/4/2025	102,629.54	95,848	96,106
9826692, 5.99%, 3/22/2027 (e)	Square	9/24/2025	104,094.58	95,533	95,559
9640941, 4.70%, 2/5/2027 (e)	Square	8/7/2025	98,523.70	92,013	92,927
9689563, 4.70%, 2/18/2027 (e)	Square	8/20/2025	97,109.18	90,692	91,420
9615276, 4.70%, 1/30/2027 (e)	Square	8/1/2025	97,167.81	90,747	91,358
9735002, 5.14%, 2/28/2027 (e)	Square	9/2/2025	95,369.96	88,522	89,739
9847258, 5.17%, 3/25/2027 (e)	Square	9/29/2025	96,215.69	89,307	89,338
9765380, 4.73%, 3/5/2027 (e)	Square	9/9/2025	95,102.87	88,819	89,060
9681983, 4.70%, 2/15/2027 (e)	Square	8/19/2025	93,575.75	87,392	88,284
9665989, 4.70%, 2/12/2027 (e)	Square	8/14/2025	93,593.36	87,409	88,256
9717999, 5.14%, 2/25/2027 (e)	Square	8/27/2025	92,888.76	86,219	87,200
9705605, 4.70%, 2/21/2027 (e)	Square	8/25/2025	92,512.95	86,400	87,136
9695963, 5.71%, 2/20/2027 (e)	Square	8/22/2025	92,370.38	85,067	87,033
9366216, 4.70%, 1/22/2027 (e)	Square	7/24/2025	91,914.17	85,840	86,921
9681589, 4.70%, 2/15/2027 (e)	Square	8/19/2025	91,751.13	85,688	86,486
9800028, 5.74%, 3/15/2027 (e)	Square	9/17/2025	92,518.96	85,204	85,264
9827160, 5.17%, 3/22/2027 (e)	Square	9/24/2025	91,210.73	84,661	84,722
9609189, 5.46%, 1/28/2027 (e)	Square	7/30/2025	90,866.20	83,974	84,389
9717568, 5.14%, 2/25/2027 (e)	Square	8/27/2025	87,341.29	81,070	82,196

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Condensed Schedule of Investments (continued)
September 30, 2025

	Platform	Original Acquisition Date	Principal Amount	Cost	Fair Value
LOANS (continued)
Small Business Loans – 11.62%
United States (continued)
9807386, 4.73%, 3/17/2027 (e)	Square	9/19/2025	$87,860.59	$82,055	$82,166
9339364, 4.70%, 1/15/2027 (e)	Square	7/17/2025	90,074.44	84,123	81,928
9788754, 4.73%, 3/11/2027 (e)	Square	9/15/2025	86,319.70	80,616	80,758
9709728, 4.70%, 2/22/2027 (e)	Square	8/26/2025	85,490.12	79,841	80,638
9845327, 4.73%, 3/25/2027 (e)	Square	9/29/2025	85,431.86	79,787	79,813
9376168, 4.70%, 1/24/2027 (e)	Square	7/28/2025	83,986.50	78,437	79,615
9189955, 4.71%, 12/9/2026 (e)	Square	6/11/2025	85,757.15	80,090	79,541
9205780, 4.71%, 12/12/2026 (e)	Square	6/16/2025	84,945.03	79,332	79,478
9253706, 4.71%, 12/24/2026 (e)	Square	6/26/2025	83,197.00	77,699	78,980
9710277, 5.46%, 2/22/2027 (e)	Square	8/26/2025	84,901.16	78,462	78,257
9800378, 5.17%, 3/15/2027 (e)	Square	9/17/2025	83,725.16	77,713	77,804
9695434, 5.46%, 2/19/2027 (e)	Square	8/21/2025	82,786.69	76,507	77,605
9776517, 4.73%, 3/9/2027 (e)	Square	9/11/2025	82,803.49	77,331	77,508
9263908, 5.34%, 12/26/2026 (e)	Square	6/30/2025	83,618.53	77,411	76,980
9706268, 4.70%, 2/21/2027 (e)	Square	8/25/2025	81,248.72	75,880	76,547
9671611, 5.14%, 2/13/2027 (e)	Square	8/15/2025	80,674.28	74,882	76,336
9772468, 6.68%, 3/8/2027 (e)	Square	9/10/2025	83,655.47	76,050	76,072
9794068, 5.17%, 3/12/2027 (e)	Square	9/16/2025	81,478.45	75,628	75,727
9345280, 5.14%, 1/16/2027 (e)	Square	7/18/2025	78,907.45	73,241	74,793
9707411, 5.71%, 2/22/2027 (e)	Square	8/26/2025	79,377.10	73,101	74,639
9678505, 4.70%, 2/14/2027 (e)	Square	8/18/2025	79,075.90	73,850	74,553
9830502, 5.49%, 3/23/2027 (e)	Square	9/25/2025	80,524.01	74,417	74,443
9776264, 5.17%, 3/9/2027 (e)	Square	9/11/2025	79,796.86	74,067	74,188
Other Small Business Loans, 4.97%, 10/04/2019 - 3/26/2027 (c)(d)(f)	Funding Circle, Square		178,737,630	165,913,065	129,744,558
Total Small Business Loans				169,664,021	133,517,290
TOTAL LOANS				1,610,628,532	1,301,214,358

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Condensed Schedule of Investments (continued)
September 30, 2025

	Original Acquisition Date	Shares	Cost	Fair Value
INVESTMENTS IN SECURITIES – 5.73%
ASSET-BACKED SECURITIES – 0.13% (g)
United States – 0.13%
MFT 2021-1A CERT 06/16/2031 (h)	5/05/2021	18,703	$392,138	$324,198
UPST 2021-4 CERT 09/20/2031 (c)(h)	9/24/2021	12,794	6,842,493	1,180,957
UPST 2022-2 CERT 05/20/2032, 5/20/2032 (c)(h)	6/03/2022	18,488	11,172,630	0
TOTAL ASSET-BACKED SECURITIES			18,407,261	1,505,155
TOTAL INVESTMENTS IN SECURITIES			18,407,261	1,505,155
Short-Term Investments – 5.60%
Money Market Funds – 5.60%
United States – 5.60%
First American Treasury Obligations Fund – Class X, 3.98% (i)		64,336,472	64,336,472	64,336,472
Total Short Term Investments			64,336,472	64,336,472
Total Investments in Securities			82,743,733	65,841,627
TOTAL INVESTMENTS – 118.94%			1,693,372,265	1,367,055,985
LIABILITIES IN EXCESS OF OTHER ASSETS – (18.94)%				(217,669,631)
TOTAL NET ASSETS – 100.00%				$1,149,386,354

Percentages are stated as a percent of net assets.

(a)  Investments in Loans are fair valued by the Adviser pursuant to the Fund's valuation policies and procedures, which have been adopted by the Board. Fair value is determined using significant unobservable inputs.

(b)  Consumer loans may include student loans, loans pledged as collateral for Trust's lines of credit, and variable interest rate loans.

(c)  Category contains non-income producing securities.

(d)  Rate presented is a weighted average interest rate for loans in this category.

(e)  Rate shown is based on an 18-month maturity date.

(f)  Small business loans may include: rates based on an 18-month maturity date.

(g)  Investments in asset backed securities are fair valued by the Adviser pursuant to the Fund's valuation policies and procedures, which have been adopted by the Board. Fair value is determined using significant unobservable inputs.

(h)  Represents equity tranche.

(i)  Rate shown is 7-day effective yield.

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Condensed Schedule of Investments (continued)
September 30, 2025

Open Risk Share Contracts

Description: Consumer Loans - United States

Type: Receive

Strike: Actual losses greater than expected losses

Reference Entity Investment	Counterparty	Reference Entity Vintage	Reference Entity Interest Rate Range		Reference Entity Maturity Date Range	Notional Value	Unrealized Appreciation (Depreciation)
Contract 1(1)(2)(3)	C	June 1, 2023 - June 30, 2023	22.060	% - 29.790%	May 18, 2026 - August 27, 2028	5,507,596	$389,608
Contract 2(1)(2)(3)	C	July 1, 2023 - July 31, 2023	18.540	% - 29.790%	June 19, 2026 - August 10, 2028	6,065,794	399,510
Contract 3(1)(2)(3)	C	August 1, 2023 - August 31, 2023	22.55	% - 29.790%	August 25, 2025 - October 2, 2028	6,909,092	214,929
Contract 4(1)(2)(3)	C	September 1, 2023 - September 30, 2023	22.55	% - 29.790%	September 20, 2025 - November 22, 2028	7,282,209	499,437
Contract 6(1)(2)(3)	C	October 1, 2023 - October 31, 2023	20.99	% - 30.230%	October 31, 2025 - December 16, 2028	8,755,179	597,994
Contract 7(1)(2)	B	November 1, 2023 - November 30, 2023	4.430	% - 29.520%	May 26, 2024 - July 6, 2030	2,074,825	—
Contract 8(1)(2)(3)	C	November 1, 2023 - November 30, 2023	20.95	% - 30.210%	October 17, 2026 - January 17, 2029	7,689,273	399,202
Contract 9(1)(2)	B	December 1, 2023 - December 31, 2023	5.900	% - 27.130%	June 1, 2025 - June 26, 2030	1,862,052	—
Contract 10(1)(2)(3)	C	December 1, 2023 - December 31, 2023	22.06	% - 30.220%	November 20, 2026 - January 10, 2029	7,998,641	399,195
Contract 11(1)(2)	B	January 1, 2024 - January 31, 2024	5.530	% - 31.360%	May 21, 2025 - September 21, 2030	2,477,018	(17,165)
Contract 12(1)(2)	B	February 1, 2024 - February 29, 2024	5.590	% - 29.520%	September 14, 2024 - November 16, 2030	3,103,635	(32,047)
Contract 13(1)(2)(3)	C	February 1, 2024 - February 29, 2024	21.720	% - 29.790%	February 7, 2027 - March 13, 2029	4,659,373	431,890
Contract 14(1)(2)	B	March 1, 2024 - March 31, 2024	5.900	% - 30.890%	October 1, 2024 - December 20, 2030	3,376,446	(56,448)
Contract 15(1)(2)(3)	C	March 1, 2024 - March 31, 2024	21.72	% - 30.220%	March 13, 2026 - May 28, 2029	9,635,581	832,052
Contract 16(1)(2)	B	April 1, 2024 - April 30, 2024	5.880	% - 30.890%	December 1, 2025 - September 10, 2030	4,383,577	(63,913)
Contract 17(1)(2)(3)	C	April 1, 2024 - April 30, 2024	19.35	% - 30.220%	April 5, 2026 - June 20, 2029	9,752,906	827,361
Contract 18(1)(2)(3)(4)	A	May 1, 2024 - October 31, 2024	6.00	% - 32.390%	May 22, 2027 - October 28,2029	74,982,418	3,978,601
Contract 19(1)(2)	B	May 1, 2024 - May 31, 2024	5.530	% - 32.510%	March 20, 2025 - August 1, 2030	4,364,656	(55,470)
Contract 20(1)(2)(3)	C	May 1, 2024 - May 31, 2024	19.35	% - 30.220%	April 18, 2027 - June 9, 2029	10,477,192	835,665
Contract 21(1)(2)	B	June 1, 2024 - June 30, 2024	4.900	% - 27.890%	September 17, 2025 - June 25, 2031	4,479,617	(10,942)
Contract 22(1)(2)(3)	C	June 1, 2024 - June 30, 2024	19.35	% - 30.220%	May 28, 2027 - August 26, 2029	10,988,025	810,880
Contract 23(1)(2)	B	July 1, 2024 - July 30, 2024	4.650	% - 31.940%	May 4, 2025 - October 25, 2030	5,195,779	(56,108)

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Consolidated Condensed Schedule of Investments (continued)
September 30, 2025

Reference Entity Investment	Counterparty	Reference Entity Vintage	Reference Entity Interest Rate Range		Reference Entity Maturity Date Range	Notional Value	Unrealized Appreciation (Depreciation)
Contract 24(1)(2)(3)	C	July 1, 2024 - July 30, 2024	21.720	% - 30.260%	June 10, 2027 - August 15, 2029	11,440,966	$789,332
Contract 25(1)(2)	B	August 1, 2024 - August 31, 2024	4.900	% - 31.940%	February 5, 2025 - March 11, 2031	5,345,475	(54,318)
Contract 26(1)(2)(3)	C	August 1, 2024 - August 31, 2024	21.720	% - 30.230%	August 16, 2026 - September 5, 2031	12,430,227	809,292
Contract 27(1)(2)(3)	C	September 1, 2024 - September 30, 2024	21.720	% - 30.220%	August 19, 2027 - October 2, 2029	6,504,355	391,502
Contract 28(1)(2)(3)	C	October 1, 2024 - October 31, 2024	22.590	% - 29.790%	September 17, 2027 - November 14, 2029	6,932,751	381,347
Contract 29(1)(2)(3)(4)	A	November 1, 2024 - April 30, 2025	6.00	% - 32.610%	November 4, 2027 - May 1, 2030	97,295,952	5,718,309
Contract 30(1)(2)(3)	C	November 1, 2024 - November 30, 2024	19.63	% - 29.790%	October 20, 2027 - December 13, 2029	7,158,308	402,770
Contract 31(1)(2)(3)	C	January 1, 2025 - January 31, 2025	19.200	% - 29.790%	January 3, 2028 - February 11, 2030	7,834,400	367,720
Contract 32(1)(2)(3)	C	February 1, 2025 - February 28, 2025	18.40	% - 29.790%	January 20, 2028 - February 25, 2030	8,153,311	397,567
Contract 33(1)(2)(3)	C	March 1, 2025 - March 31, 2025	20.500	% - 30.230%	March 5, 2027 - April 2, 2030	8,526,225	393,037
Contract 34(1)(2)(3)	C	April 1, 2025 - April 30, 2025	20.500	% - 30.220%	April 21, 2027 - May 14, 2030	8,439,934	252,016
Contract 35(1)(2)(3)	C	May 1, 2025 - May 31, 2025	20.500	% - 30.220%	May 6, 2027 - May 22, 2030	13,031,316	364,320
Contract 36(1)(2)(3)	C	June 1, 2025 - June 30, 2025	18.790	% - 30.220%	May 25, 2028 - June 26, 2030	13,439,709	350,199
Contract 37(1)(2)(3)(4)	A	June 1, 2025 - August 31, 2025	6.00	% - 32.390%	June 4, 2028 - September 1, 2030	56,954,071	83,663
Contract 38(1)(2)(3)	C	July 1, 2025 - July 31, 2025	21.470	% - 21.470%	June 17, 2028 - July 23, 2030	11,983,808	301,146
Contract 39(1)(2)(3)	C	August 1, 2025 - August 31, 2025	21.470	% - 30.220%	July 20, 2028 - September 12, 2030	14,634,144	—
Contract 40(1)(2)(3)	C	September 1, 2025 - September 30, 2025	19.41	%% - 30.38%	September 10, 2028 - September 30, 2030	4,997,179	—
							$21,272,133

(1)  Contract is non-income producing and is fair valued by a third-party valuation specialist pursuant to procedures approved by the Board of Trustees. Value is determined using significant unobservable inputs.

(2)  Contract is restricted to resale. Each contract may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Reference Entity Vintage as shown in the Schedule of Investments. The aggregate value of these contracts is $21,272,133 which represents 1.85% of net assets.

(3)  If the current expected losses of whole loan vintages are more than initial expected losses, the Fund will receive from the alternative lending plan form an amount equal to such deficit (subject to a cap).

(4)  If the current expected losses of whole loan vintages are less than initial expected losses, the Fund must pay the alternative lending plan form an amount equal to such deficit (subject to a cap).

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements
September 30, 2025

1.  Organization

AIP Alternative Lending Fund A (the "Fund") was organized under the laws of the State of Delaware as a statutory trust on June 14, 2017, and has elected to be treated as a corporation for federal and state income tax purposes. The Fund commenced operations on October 1, 2018 and operates pursuant to an Agreement and Declaration of Trust (the "Trust Deed"). The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company. The Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as such requirements are described in Note 2. The Fund has no fixed termination date and will continue unless the Fund is otherwise terminated under the terms of the Trust Deed or unless and until required by law.

The Fund is a "Master" fund in a "Master-Feeder" structure whereby the feeder funds invest substantially all of their assets in the Fund. AIP Alternative Lending Fund P ("ALF P"), Riverview Alternative Lending Fund (Cayman) L.P. ("ALF C"), JSS Alternative Investments FCP (RAIF) ("JSS ALF"), and several Japanese Alternative Lending Funds ("Japanese ITMs") (collectively "Feeder Funds") are feeder funds to the Fund. ALF P is a statutory trust organized under the laws of the State of Delaware and is registered under the 1940 Act as a closed-end, diversified management investment company (notwithstanding its compliance with Subchapter M diversification requirements). ALF C is a Cayman Islands exempted limited partnership. JSS ALF is a reserved alternative investment fund in the form of an open-ended common investment fund under Luxembourg law. The Japanese ITMs are structured as Japanese unit type investment trust management funds.

As of September 30, 2025, ALF P, ALF C, JSS ALF, and Japanese ITMs represented 37.45%, 33.81%, 9.71%, and 2.82% of the Fund's net assets, respectively.

The Fund's investment objective is to seek to provide total return with an emphasis on current income. The Fund seeks to achieve its investment objective by investing, primarily through the Trusts (as defined below), in alternative lending securities that generate interest or other income streams that the Adviser (as defined below) believes offer access to credit risk premium. Alternative lending securities are loans originated through non-traditional, or alternative, lending platforms ("Platforms") ("Loans") or securities that provide the Fund with exposure to such instruments ("Securities"). The alternative lending securities in which the Fund may invest are sourced through various Platforms as determined by the Adviser. The Fund may invest in a broad range of alternative lending securities, including, but not limited to, (1) consumer loans, inclusive of specialty offerings such as education loans and elective medical loans; (2) small business loans, receivables and/or merchant cash advances, inclusive of specialty offerings such as purchasing and financing of future payment streams or asset-based financing; (3) specialty finance loans, including, but not limited to, automobile purchases, equipment finance, transportation leasing, real estate financing or private financing contracts ("PFCs"); (4) tranches of alternative lending securitizations, including, but not limited to, residual interests and/or majority-owned affiliates (MOAs); and (5) to a lesser extent, fractional interests in alternative lending securities and other types of equity, debt or derivative instruments that the Adviser believes are appropriate.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

1.  Organization (continued)

The Fund invests through MPLI Capital Holdings, MPLI Capital Holdings II, MPLI Capital Holdings III, MPLI Capital Holdings IV, and MPLI Capital Holdings V (the "Trusts"), all of which are wholly-owned subsidiary trusts of the Fund. MPLI Capital Holdings V was organized under the laws of the State of Delaware as a statutory trust on November 1, 2024. Wilmington Savings Fund Society, FSB, serves as the trustee of the Trusts. The Trusts operate pursuant to separate trust agreements in order to achieve the Fund's investment objective, as previously described.

Morgan Stanley AIP GP LP (the "Adviser") serves as the Fund's investment adviser. The Adviser is a limited partnership formed under the laws of the State of Delaware and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is an affiliate of Morgan Stanley and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Fund's Board of Trustees (each member a "Trustee" and, collectively, the "Board").

The Board has overall responsibility for monitoring and overseeing the Adviser's implementation of the Fund's operations and investment program. A majority of the Trustees are not "interested persons" (as defined by the 1940 Act) of the Fund or the Adviser.

2.  Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("US GAAP"). Such policies are consistently followed by the Fund in preparation of its consolidated financial statements. Management has determined that the Fund is an investment company in accordance with the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services – Investment Companies," for the purpose of financial reporting. The preparation of the consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund's consolidated financial statements are stated in United States dollars.

The Fund consolidates the Trusts and has included all of the assets and liabilities and revenues and expenses of the Trusts in the accompanying consolidated financial statements. Intercompany balances have been eliminated through consolidation, as applicable. The accompanying consolidated financial statements of the Fund include the accounts of the Fund and of the Trusts for the year ended September 30, 2025.

Investment in the Fund

The Fund offers on a continuous basis through Morgan Stanley Distribution, Inc. (the "Distributor") shares of beneficial interest ("Shares"). Shares may be purchased as of the first business day of each month at the Fund's then current net asset value ("NAV") per Share from the Distributor or through a registered investment adviser ("RIA") that has entered into an arrangement with the Distributor for such RIA to offer Shares in conjunction with a "wrap" fee, asset allocation or other managed asset program sponsored by RIA. The Distributor is an affiliate of the Adviser. Investors purchasing Shares in the Fund ("Shareholders") will not be charged a sales load.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Investment in the Fund (continued)

Shares are to be sold only to investors that represent that they are "accredited investors" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. The minimum initial investment in the Fund by any investor is $25,000, and the minimum additional investment in the Fund by any investor is $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain Shareholders. Any such RIA may impose additional eligibility requirements on investors who purchase Shares through such RIA.

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to redeem their Shares. The Fund may, from time to time, offer to repurchase Shares in accordance with written tenders by Shareholders at those times, and on those terms and conditions as the Board may determine in its sole discretion. Each such repurchase offer will generally apply to approximately 5% to 25% of the net assets of the Fund. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board will consider the recommendations of the Adviser. The Adviser expects that, generally, it will recommend to the Board that the Fund offers to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31. The Fund has no obligation to repurchase Shares at any time; however, in the event that it does repurchase Shares, there is no guarantee that the Fund will offer to repurchase Shares in an amount exceeding 5% of its net assets. Each repurchase offer will generally commence approximately 90 days prior to the applicable repurchase date. In determining whether to make a recommendation to the Board to conduct a repurchase offer at any such time or in determining whether to accept a recommendation from the Adviser at any such time, the Adviser and the Board respectively, may consider various factors, such as the timing of such offer and a variety of operational, business, and economic factors.

If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. Accordingly, Shareholders who tender shares may not have the total amount of those Shares repurchased by the Fund in a given period or over multiple periods. The Fund also has the right to repurchase all of a Shareholder's Shares at any time if, for any reason, the aggregate value of such Shareholder's Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. In addition, the Fund has the right to repurchase Shares of Shareholders if the Fund determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Fund's Agreement and Declaration of Trust. In addition, the Fund has the right at any time to repurchase at NAV the Shares of a Shareholder, or any person acquiring Shares through a Shareholder, in accordance with the Agreement and Declaration of Trust and Section 23 of the 1940 Act and any applicable rules thereunder, including Rule 23c-2. The repurchase of Shares by the Fund may be a taxable event to Shareholders.

Portfolio Valuation

The net asset value of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Portfolio Valuation (continued)

As of September 30, 2025, approximately 93.7% of the Fund's portfolio was comprised of investments in Loans. The remainder of the portfolio was invested in Securities and Risk Share Contracts.

The Fund uses a third-party valuation agent for purposes of providing an estimate of the fair valuation of the Investments, which is one factor that the Adviser considers in making a determination with respect to the fair value of the Investments. Among other factors that may be considered are significant events, the performance of similar loans originated by the Platforms, and the results of the Adviser's due diligence and valuation control procedures. The valuations received from the independent valuation agent rely on portfolio holdings and related data provided by the Fund, or its authorized third parties, and public, financial, and industry source information without independent verification. The Adviser is ultimately responsible for making fair value determinations subject to the oversight of the Board and pursuant to the Fund's fair valuation procedures.

The fair values of investments in Loans are based on a discounted cash flow model, which takes into account individual loan characteristics, such as coupon, tenor, platform credit grade and current delinquency status, that are provided by the applicable Platform. The fair values of investments in asset-backed securities are determined by the forecasted performance of the underlying loans in the pool, which takes into account the realized historical loss and prepayment performance of the pool. The priority of the securitization class and the claim on cash flows in the transaction are also taken into account. The fair values of investments in common stock and preferred equities for which market prices are not readily available, such as investments in privately held companies, may be determined using market-based approaches, including precedent transactions, public market comparables, book values or other relevant metrics, or using income-based approaches, including discounted anticipated future cash flows of the company.

The fair values of risk share contracts held by the Fund are determined using a discounted cash flow framework that takes into account the underlying loans pertaining to each contract's losses as of reporting date and estimated loss forecasts. The valuation agent's loss forecasts are based on industry and Platform historical loan performance, including securitizations. Higher expectations of loss relative to initial expected losses (subject to a Cap, as defined below), due to factors such as rising delinquencies within each contract vintage, would result in an increase in a contract's unrealized appreciation.

Pursuant to Rule 2a-5 of the 1940 Act, the Board had designated the Adviser as its valuation designee. The valuation designee had responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Board. The Adviser has established the Hedge Fund Solutions Valuation Committee (the "Valuation Committee"), which is responsible for determining and implementing the Fund's valuation policies and procedures, which have been adopted by the Board and are subject to Board supervision. The Valuation Committee consists of voting members from Morgan Stanley's financial reporting and risk management groups, and non-voting members from portfolio management, legal and compliance groups and meets at least monthly to analyze the fair value of the Investments. Members of the portfolio management team may attend each Valuation Committee meeting to provide knowledge, insight, and observations regarding the portfolio. In addition, the portfolio management team reviews the valuation agent's monthly valuation report, including the valuation methodologies, inputs and assumptions used to

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Portfolio Valuation (continued)

determine the Investment values, and makes a recommendation to the Valuation Committee regarding the values of the Investments. After consideration of the portfolio management's team recommendation and valuation agent's report, the Valuation Committee determines, in good faith, the fair value of the Investments. Because of the inherent uncertainty of valuation, the fair value of the Fund's Investments may differ significantly from the values that would have been used had a readily available market for the Investments held by the Fund been available.

Loan Platforms

The Adviser, as part of its portfolio construction process, performs diligence on the Platforms from which the Fund purchases alternative lending securities in order to evaluate both the process by which each Platform extends loans to borrowers and provides related services and the characteristics of the overall portfolio of loans made available through that Platform. As part of its diligence process, the Adviser monitors on an ongoing basis the underwriting quality of each Platform through which it invests in alternative lending securities, including an analysis of the historical and ongoing "loan tapes" that often include loan underwriting data and actual payment experience for all individual loans originated by the Platform that are comparable to the loans purchased, or to be purchased, by the Fund. In addition, the Adviser conducts periodic meetings with the Platforms for purposes of assessing and evaluating the underwriting quality at each Platform for each loan type. Although the Fund conducts diligence on the Platforms, the Fund generally does not have the ability to independently verify the information provided by the Platforms respecting individual loans and other alternative lending securities, other than certain payment information regarding such instruments owned by the Fund, which the Fund evaluates as payments are received. The Fund monitors the characteristics of the alternative lending securities it purchases on an ongoing basis. Once the Fund acquires a loan from a Platform, the Platform provides the Fund with certain information to enable the Adviser to monitor the performance of the Fund's overall portfolio and to determine whether such loans comply with the Fund's investment criteria. The Fund also periodically reviews certain aspects of the Platforms' credit models and monitor the Platforms with a view toward ensuring that sound underwriting standards are maintained over time.

The Fund may sell certain of its investments in Loans directly or indirectly into special purpose vehicles that issue asset-backed securities, which are secured by a pool of underlying loans originated by an alternative lending platform (which practice is known as a securitization). The Fund may hold residual equity classes of the asset-backed securities, which could be adversely affected by the deterioration in the credit performance of the loan pool. Distribution payments from the asset-backed securities are based on cash collections from the underlying loans.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash held on deposit and short-term highly liquid investments that are readily convertible to known amounts of cash and have maturities of three months or less. Restricted cash represents temporary restrictions on cash received from borrower repayments of Loans that are pledged as

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Cash and Cash Equivalents (continued)

collateral for the Fund's revolving lines of credit. Deposits for issuing loans represent the cash that is earmarked for loan purchases. The Fund may maintain cash held on deposit at one or more financial institutions. The Fund is subject to credit risk should a financial institution be unable to fulfill its obligations.

Income Recognition and Expenses

The Fund recognizes income and records expenses on an accrual basis. Income, expenses, and realized and unrealized gains and losses are recorded monthly. Interest income is net of amortization of premiums from Loan purchases, if any. The Fund will stop accruing interest based on the length of time a Loan has been delinquent and will write-off the accrued interest for such Loan that is no longer deemed collectible. Interest income from investments in asset-backed securities is recognized based on the estimated effective yield utilizing expected cash flows. Other income includes incentive income received from certain Loan Platforms based on the volume of Loans purchased, as well as late fees earned on investments in Loans. The changes in fair value of the investments are included in net change in unrealized appreciation/depreciation on investments in the Consolidated Statement of Operations. Realized gain (loss) from investments is calculated using specific identification. From time to time, certain Platforms on behalf of the Trusts may sell delinquent Loans to buyers on the secondary market. In addition, groups of Loans from certain Platforms may be sold in securitization transactions. Realized gains or losses from the sales of delinquent Loans on the secondary market and from securitization transactions are included in the net realized gain (loss) from investments in Loans in the Consolidated Statement of Operations. In accordance with its policies and procedures, the Fund will generally write down the fair value of a Loan if (i) the Platform indicates that a borrower is deceased or has declared bankruptcy, (ii) the Platform charges off the Loan, or (iii) the Adviser has determined that the recoverable value of such Loan has been impaired. The Fund will also consider various facts and circumstances provided by the Platforms for delinquent Loans to determine if a write-off of the outstanding principal balance is required. Write-offs of outstanding principal balances are included in net realized gain (loss) from investments in Loans in the Consolidated Statement of Operations. Dividend income for the Fund comes from money market holdings.

Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income tax is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net realized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements as of September 30, 2025. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Consolidated Statement of Operations. Generally, open tax years under potential examination vary by jurisdiction. Each of the four open tax years through the year ended September 30, 2025, remains subject to examination by major taxing authorities.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Income Taxes (continued)

As of September 30, 2025, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$1,319,553,680
Gross tax unrealized appreciation	$21,272,133
Gross tax unrealized depreciation	(16,834,167)
Net tax unrealized appreciation/depreciation on investments	$4,437,966

At September 30, 2025, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Income	$—
Undistributed Gains	—
Total Undistributed Income and Gains	$—
Unrealized Gain/(Loss)	$4,437,966
Other Book/Tax Differences	(435,733)
Total	$4,002,233

The difference between book-basis unrealized appreciation/depreciation (as shown in the Consolidated Statement of Assets and Liabilities) and tax basis unrealized appreciation/depreciation (as shown above) is primarily attributable to mark-to- market ordinary gains (losses) under Internal Revenue Code Section 475.

The tax character of distributions paid may differ from the character of distributions shown in the Consolidated Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during the year ended September 30, 2025 and 2024 was as follows:

	2025	2024
Distributions paid from:
Net Investment Income	$68,870,920	$34,744,353
Capital Gains	—	—
In excess of Distributable Earnings	26,728,377	87,359,772
	$95,599,297	$122,104,125

The amount and character of income and gains due to be distributed are determined in accordance with income tax regulations which may differ from US GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of deductibility of certain expenses.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Income Taxes (continued)

Permanent differences, primarily due to Net Operating Losses, resulted in the following reclassifications among the components of net assets at September 30, 2025:

	Total Distributable Earnings	Paid-In Capital
Total	$—	$—

Distribution of Income and Gains

The Fund declares and pays distributions of all or a portion of its net investment income on a quarterly basis. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

The Fund intends to be treated as a "dealer in securities" within the meaning of Section 475(c)(1) of the Code. Section 475 of the Code requires that a dealer must generally "mark to market" all the securities which it holds at the close of any taxable year. Any gain or loss realized or deemed realized with respect to a security held by a dealer, regardless of whether such gain or loss is realized as a result of an actual disposition or a deemed disposition under the mark-to-market rule, is generally treated as ordinary income or loss. The mark-to-market rule does not apply to any security held for investment that the dealer properly identifies as such.

In order to satisfy the diversification requirements under Subchapter M of the Code, the Fund generally invests in Investments that are treated as indebtedness for U.S. tax purposes. As such, the Fund expects that its distributions generally will be taxable as ordinary income to the Shareholders. Distributions in excess of distributable earnings represents a return of capital which is a non-taxable distribution of the original investment.

Pursuant to the dividend reinvestment plan established by the Fund (the "DRIP"), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income, dividends, and capital gains distributions automatically reinvested in additional Shares, unless such Shareholder specifically elects to receive all income, dividends, and capital gain distributions in cash.

Recent Accounting Pronouncements

During the year ended September 30, 2025, the Fund adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, (ASU 2023-07), which requires incremental disclosures related to a public entity's reportable segments. The Fund operates as a single reportable segment, an investment company whose investment objective is included at the beginning of the Notes to Financial Statements. In connection with the adoption of ASU 2023-07, the Fund's President has been designated as the Fund's Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Fund's single segment and deciding how to allocate the segment's resources. To perform this function, the CODM reviews the information in the Fund's Financial Statements.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

3.  Fair Value of Investments

The fair value of the Fund's assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities. As defined in FASB ASC 820-10, Fair Value Measurements and Disclosures, fair value is the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund's investments.

The inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not considered active; observable inputs other than observable quoted prices for the asset or liability; or inputs derived principally from or corroborated by observable market data

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments) that reflect the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, developed based on the best information available in the circumstances

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used as of September 30, 2025, in valuing the Fund's Investments carried at fair value:

	Valuation Inputs
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Loans
Consumer Loans	$—	$—	$1,167,697,068	$1,167,697,068
Small Business Loans	—	—	133,517,290	133,517,290
Securities
Asset-Backed Securities	—	—	1,505,155	1,505,155
Money Market Funds	64,336,472	—	—	64,336,472
Other Financial Instruments
Unrealized appreciation – Risk Share Contracts	—	—	21,618,544	21,618,544
Unrealized depreciation – Risk Share Contracts	—	—	(346,411)	(346,411)
Total	$64,336,472	$—	$1,323,991,646	$1,388,328,118

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

3.  Fair Value of Investments (continued)

The following is a reconciliation of Level 3 investments for the year ended September 30, 2025:

	Consumer Loans	Small Business Loans	Asset-Backed Securities	Risk Share Contracts
Beginning Balance – September 30, 2024	$1,765,954,649	$135,032,154	$1,657,084	$12,057,805
Acquisitions	471,199,289	331,421,111	25,421	—
Sales/Paydowns	(882,632,284)	(322,970,698)	(15,510)	—
Realized gains (losses), net	(238,207,361)	(830,945)	(519,635)	—
Change in unrealized appreciation/depreciation	51,320,944	(9,134,332)	357,795	9,214,328
(Amortization of premium) accretion of discount	61,831	—	—	—
Ending Balance – September 30, 2025	$1,167,697,068	$133,517,290	$1,505,155	$21,272,133
Change in unrealized appreciation/depreciation on investments still held as of September 30, 2025	$(95,726,763)	$(10,346,525)	$(133,826)	$8,558,145

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of September 30, 2025:

Type of Investment	Fair Value as of September 30, 2025	Valuation Techniques	Unobservable Inputs	Amount/ Range	Weighted Average
Consumer Loans	$1,167,697,068	Discounted Cash Flow	Loss-Adjusted Discount Rate; Projected Loss Divided by Original Balance Annualized Projected Loss Rate	1.41%-14.25% 0.00%-85.86% 0.00%-100.00%	9.04% 25.80% 28.92%
Small Business Loans	133,517,290	Discounted Cash Flow	Loss-Adjusted Discount Rate; Projected Loss Divided by Original Balance Annualized Projected Loss Rate	7.50%-14.97% 4.20%-90.87% 6.62%-100.00%	11.06% 14.58% 17.22%
Asset-Backed Securities	1,505,155	Discounted Cash Flow	Loss-Adjusted Discount Rate; Projected Loss Divided by Original Balance	13.00%-25.00% 11.32%-15.06%	22.42% 11.98%
Risk Share Contracts	21,272,133	Discounted Cash Flow	Loss-Adjusted Discount Rate; Projected Loss Divided by Original Balance Annualized Projected Loss Rate	15.00% 3.24%-41.48% 1.63%-40.50%	15.00% 28.64% 24.19%
Total	$1,323,991,646

For the year ended September 30, 2025, aggregated purchases and proceeds from the sales of Loans were $802,620,400 and $1,076,587,243, respectively.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

3.  Fair Value of Investments (continued)

The Fund has entered into risk sharing contracts with several Platforms. Each contract tracks performance of the subject whole loan vintages. At the end of the applicable contract, if the current expected losses of the subject whole loan vintage are greater than the initial expected losses, the Platform must pay the Fund an amount equal to such excess (subject to a cap up to 6.0% of purchased notional per vintage (the "Cap")). Accordingly, the Fund recognizes an unrealized gain throughout the duration of the contract (subject to the Cap) if the vintage's current expected losses are greater than the initial expected losses and recognizes a realized gain when at the contract's maturity, the vintage's actual losses are greater than initial expected losses. At the end of the applicable contract, if the current expected losses of the subject whole loan vintages are less than the initial expected losses, the Fund would pay the Platform an amount equal to such deficit (subject to a Cap). Accordingly, the Fund would recognize an unrealized depreciation throughout the life of the contract (subject to a Cap) if the vintage's current expected losses were less than the initial expected losses and recognize a realized loss when at the contract's maturity, the vintage's actual losses were less than initial expected losses. The average notional amount of risk share contracts for the year ended September 30, 2025 was $426,984,223.

As of September 30, 2025, the Fund held the following derivative instruments:

Derivative Type	Statement of Assets and Liabilities	Fair Value
Risk share contracts	Unrealized appreciation on risk share contracts	$21,618,544
Risk share contracts	Unrealized depreciation on risk share contracts	$(346,411)

The effect of transactions in derivative instruments to the Statement of Operations for the year ended September 30, 2025, was as follows:

Derivative Type	Statement of Operations	Amount of Gain (Loss) Recognized in Income on Derivatives
Risk share contracts	Net change in unrealized appreciation on investments in risk share contracts	$21,272,133

4.  Subscriptions Received in Advance

Subscriptions received in advance represent cash proceeds received by the Fund prior to year-end related to Shareholder subscriptions to be made effective October 1, 2025. As of September 30, 2025, the Fund had no subscriptions received in advance.

5.  Management Fee, Related Party Transactions and Other

The Fund bears all expenses related to its investment program, as well as certain ongoing costs associated with the Fund's continuous offering. In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly management fee of 0.0625% (0.75% on an

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

5.  Management Fee, Related Party Transactions and Other (continued)

annualized basis) of the Fund's Managed Assets (as defined below) (the "Management Fee"). The Management Fee is computed based on the value of the Managed Assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased by the Fund as of the end of the month). "Managed Assets" means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Adviser has contractually agreed, until at least February 1, 2026, to a reduction in fees payable to it and/or reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses to exceed 2.00% of the Fund's average annual Managed Assets. In determining the actual amount of the fee waiver and/or expense reimbursement for the Fund, if any, the Adviser excludes from Fund expenses Platform fees, Extraordinary Expenses and the following investment related expenses: foreign country tax expense and borrowing costs. "Extraordinary Expenses" are expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings, indemnification expenses and expenses in connection with holding and/or soliciting proxies for a meeting of Shareholders. For the year ended September 30, 2025, the Adviser did not reimburse the Fund as the ordinary operating expenses were below 2.00% of the Fund's average annual Managed Assets.

The Fund has a deferred compensation plan (the "DC Plan") that allows each Trustee of the Board that is not an affiliate of Morgan Stanley to defer payment of all, or a portion, of the fees he or she receives for serving on the Board throughout the year. Each eligible Trustee of the Board generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds that are offered as investment options under the DC Plan. Investments in the DC Plan, unrealized appreciation/depreciation on such investments and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. As of September 30, 2025, the Fund's proportionate share of assets attributable to the DC Plan was $41,539, which is included in the Consolidated Statement of Assets and Liabilities under other assets and the deferred compensation obligation under accrued expenses and other liabilities.

U.S. Bancorp Fund Services, LLC ("USBFS") provides accounting and administrative services to the Fund. Under an administrative services agreement, USBFS is paid an administrative fee, computed and payable monthly at an annual rate based on the aggregate monthly total assets of the Fund.

U.S. Bank National Association ("USB N.A.") serves as a custodian to the Fund. Under a custody services agreement, USB N.A. is paid a custody fee monthly based on the average daily market value of any securities and cash held by the Fund.

Inspira Financial ("Inspira") (formerly known as Millennium Trust Company, LLC) serves as a custodian to the Trusts. Under separate custody service agreements, Inspira is paid a custodial fee, computed and payable quarterly at an annual rate based on the aggregate total assets of the Trusts.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

5.  Management Fee, Related Party Transactions and Other (continued)

UMB Fund Services, Inc. serves as the Fund's transfer agent. Transfer agent fees are payable monthly based on an annual base fee, annual per Shareholder account charges, and out-of-pocket expenses incurred by the transfer agent on the Fund's behalf.

6.  Lines of Credit

The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks and/or other financial institutions (each a "Facility" and collectively, the "Facilities"). The Fund or the Trusts may incur leverage to the extent permitted by the 1940 Act. Each Facility is secured by Loans of certain Platforms owned by the specific Trust.

Effective November 8, 2022, the Fund, through MPLI Capital Holdings III, entered into a loan and security agreement, which may be amended from time to time, with a third-party bank for an uncommitted Facility with a maximum availability of $500,000,000. Prior to March 14, 2025, borrowings were repayable no later than November 13, 2026. Effective March 14, 2025, borrowings are repayable no later than March 14, 2028. Interest charged is at the rate of the 3-Month Term Secured Overnight Bank Financing rate plus 1.80%. As of September 30, 2025, the Fund had $200,000,000 outstanding borrowings against the Facility.

Effective December 16, 2022, the Fund, through MPLI Capital Holdings IV, entered into a warehouse credit agreement, which may be amended from time to time, with a third-party bank for a committed Facility with a maximum availability of $500,000,000. Effective March 12, 2024, the Facility was amended and the maximum availability was decreased to $350,000,000. Effective January 15, 2025, this Facility was terminated and outstanding borrowings were paid in full. Interest charged was at the rate of the Overnight Bank Financing rate plus 1.9%.

For the year ended September 30, 2025, the Fund incurred interest expense of $22,450,524 in connection with the Facilities. Detailed below is summary information concerning the borrowings:

# of Days Outstanding	Average Daily Balance	Annualized Weighted Average Rate
365	$344,931,507	6.51%

During the period and as of September 30, 2025, the Fund was in compliance with the covenants as detailed in each Facility's agreements.

7.  Market Risk

The value of an investment in the Fund is based on the values of the Fund's investments, which change regularly due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. These events may be sudden and unexpected, and could adversely affect the value and liquidity of the Fund's investments, which may in turn impact the Fund's ability to sell alternative lending securities and/or its ability to repurchase its shares. The risks associated with these developments may be magnified if certain social, political, economic

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

7.  Market Risk (continued)

and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market or financial system instability or uncertainty, embargoes, the threat or actual imposition of tariffs, sanctions and other trade barriers, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). Any such event(s) could have a significant adverse impact on the value, liquidity and risk profile of the Fund's portfolio, as well as its ability to sell securities and/or meet redemptions. Any such event(s) or similar types of factors and developments may also adversely affect the financial performance of the Fund's investments (and, in turn, the Fund's investment results) and/or negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate preexisting risks to the Fund. In addition, no active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.

8.  Contractual Obligations

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

9.  Financial Highlights

The following represents per Share data, ratios to average net assets and other financial highlights information for Shareholders.

	For a share outstanding throughout the:
	Year Ended September 30, 2025		Year Ended September 30, 2024		Year Ended September 30, 2023		Year Ended September 30, 2022		Year Ended September 30, 2021
Net asset value, beginning of period	$915.45		$956.13		$1,033.91		$1,103.69		$1,017.60
From investment operations:
Net investment income (loss) (a)	178.67		192.23		204.39		164.77		151.04
Net realized and unrealized gain (loss) from investments	(125.92)		(167.40)		(211.92)		(155.32)		173.48
Net increase (decrease) resulting from investment operations	52.75		24.83		(7.53)		9.45		324.52
Distributions to shareholders from:
Net investment income	(46.39)		(18.64)		—		(15.34)		(153.43)
Realized gains	—		—		—		—		(85.00)
Return of capital	(18.01)		(46.87)		(70.25)		(63.89)		—
Total distributions to shareholders	(64.40)		(65.51)		(70.25)		(79.23)		(238.43)
Net asset value, end of period	$903.80		$915.45		$956.13		$1,033.91		$1,103.69
Total return (b)	5.96%		2.75%		(0.76)%		0.80%		33.97%
Ratios to average net assets:
Total expenses before expense waivers and reimbursements	4.88%		6.00%		5.34%		2.26%		2.18%
Total expenses after expense waivers and reimbursements	4.88%		6.00%		5.34%		2.26%		2.18%
Net investment income (loss)	19.56	% (d)	20.63	% (d)	20.49	% (d)	15.26	% (d)	13.19	% (d)
Portfolio turnover	8.32%		2.52%		2.26%		10.80%		60.96%
Senior security, end of period (000s)	$200,000		$500,000		$735,000		$500,500		$—
Asset coverage per $1,000 of senior security principal amount (c)	$6,641		$3,978		$3,626		$5,877		$—
Net assets, end of period (000s)	$1,149,386		$1,488,980		$1,930,098		$2,440,813		$1,902,659

(a)  Calculated based on average shares outstanding during the period.

(b)  Total return assumes a subscription of a share in the Fund at the beginning of the period indicated, reinvestment of all distributions during the period, and a sale of shares on the last day of the period.

(c)  Represents asset coverage per $1,000 of indebtedness calculated by subtracting the Fund's liabilities and indebtedness not represented by senior securities from the Fund's total assets, then the result divided by the aggregate amount of the Fund's senior securities representing indebtedness, and multiplying the result by 1,000.

(d)  The Fund's ratio of net investment income (loss) includes incentive fee income. Excluding this item, the ratio of net investment income (loss) would be 18.90% for the year ended September 30, 2025, and 19.59%, 19.32%, 14.84%, and 13.08% for the years ended September 30, 2024, September 30. 2023, September 30, 2022, and September 30, 2021, respectively.

The above ratios and total returns have been calculated for the Shareholders taken as a whole. An individual Shareholder's return and ratios may vary from these returns and ratios due to the timing of Share transactions.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Notes to Consolidated Financial Statements (continued)

10.  Subsequent Events

Unless otherwise stated throughout the Notes to the Consolidated Financial Statements, the Fund noted no subsequent events that require disclosure in or adjustment to the Consolidated Financial Statements through the date the Consolidated Financial Statements were available to be issued.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
Investment Advisory Agreement Approval (Unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and selection of investments for investment of the Fund's assets in loans originated through non-traditional, or alternative, lending platforms, or securities that provide the Fund with exposure to such instruments. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The investment advisory agreement is referred to as the "Advisory Agreement.") The Board also reviewed and considered the nature and extent of the non-advisory, administrative services that the Adviser provides, or arranges at its expense, under the Advisory Agreement, including among other things, providing to the Fund office facilities, equipment and personnel. The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers.

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Advisory Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance of the Fund compared to an appropriate benchmark and its peers, as determined by the Adviser. The Board also reviewed the fees and expenses of the Fund compared to its peers, as prepared by Strategic Insight. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2024, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund outperformed its benchmark for the one, three- and five-year periods. The Board discussed with the Adviser the level of the advisory fee for the Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Strategic Insight. In addition to the advisory fee, the Board also reviewed the Fund's total expense ratio. When a fund's advisory fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Fund's advisory fee was lower than its peer group average and total expense ratio was higher than its peer group average. After discussion, the Board concluded that the (i) Fund's performance and advisory fee were competitive with its peer group averages and (ii) total expense ratio was acceptable.

ALTERNATIVE INVESTMENT PARTNERS

Investment Advisory Agreement Approval (Unaudited) (continued)

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's advisory fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Advisory Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Advisory Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's investments and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Advisory Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

ALTERNATIVE INVESTMENT PARTNERS

Investment Advisory Agreement Approval (Unaudited) (continued)

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its Shareholders to approve renewal of the Advisory Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Advisory Agreement.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

If applicable, a copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's investments; and (2) how the Fund voted proxies relating to Fund investments during the most recent period ended December 31, is available without charge, upon request, by calling the Fund at 1-888-322-4675. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Portfolio Schedule (Unaudited)

The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund's first and third fiscal quarters on Form N-PORT. The Fund's Forms N-PORT are available on the Securities and Exchange Commission's website at http://www.sec.gov and Morgan Stanley's public website, www.morganstanley.com/im/shareholderreports. Once filed, the most recent Form N-PORT will be available without charge, upon request, by calling the Fund at 1-888-322-4675.

Important Tax Information (Unaudited)

The Fund designates up to a maximum of $68,870,920 as interest-related dividends.

The Fund designates up to a maximum of $0 as a long-term capital gain distribution.

The Fund designates up to a maximum of $68,870,920 as a dividend subject to 163(j).

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A
U.S. Customer Privacy Notice

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ Investment experience and risk tolerance
◼ Checking account information and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	Yes	No*
For our affiliates' everyday business purposes – information about your creditworthiness	Yes	Yes*
For our affiliates to market to you	Yes	Yes*
For nonaffiliates to market to you	No	We don't share

ALTERNATIVE INVESTMENT PARTNERS

U.S. Customer Privacy Notice (continued)

To limit our sharing	Call toll-free: (844) 312-6327 or email: msimprivacy@morganstanley.com. Please include your name, address, and first three digits (and only the first three digits) of your account number in the email. If we serve you through an investment professional, please contact them directly. Specific Internet addresses, mailing addresses, and telephone numbers are listed on your statements and other correspondence.
PLEASE NOTE: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free: (844) 312-6327 or email: msimprivacy@morganstanley.com
Who we are
Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (See Affiliates definition below.)
What we Do
How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes – information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. (See below for more on your rights under state law.)
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.

ALTERNATIVE INVESTMENT PARTNERS

U.S. Customer Privacy Notice (continued)

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
◼ Our affiliates include registered investment advisers such as Eaton Vance Management and Calvert Research and Management, registered broker-dealers such as Morgan Stanley Distribution, Inc. and Eaton Vance Distributors, Inc., and registered and unregistered funds sponsored by Morgan Stanley Investment Management such as the registered funds within Morgan Stanley Institutional Fund, Inc. (together, the "Investment Management Affiliates"); and companies with a Morgan Stanley name and financial companies such as Morgan Stanley Barney LLC and Morgan Stanley & Co. (the, "Morgan Stanley Affiliates").
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◼ MSIM does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◼ MSIM does not jointly market.
Other Important Information

* PLEASE NOTE: MSIM does not share your creditworthiness information or your transactions and experiences information with the Morgan Stanley Affiliates, nor does MSIM enable the Morgan Stanley Affiliates to market to you. Your opt outs will prevent MSIM from sharing your creditworthiness information with the Investment Management Affiliates and will prevent the Investment Management Affiliates from marketing their products to you.

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 06103 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Chairperson of the Compliance and Insurance Committee (2015-2024) and Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				74

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019)

Frances L. Cashman c/o Morgan, Lewis & Bockius LLP Counsel to the Independent Directors One State Street Harford, CT 06103 Birth Year: 1961	Trustee	Since February 2022	Formerly, Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (2021-2024);Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicola (2005-2010).	75

Board Member, Mutual Funds Directors Forum (2025-present);Trustee and member of Advancement and Investment Committees, Cristo Rey Jesuit High School (since December 2024); Trustee and Investment Committee Member, Georgia Tech Foundation (since June 2019); formerly, Trustee and Chair of Marketing Committee, and Member of Finance Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Kathleen A. Dennis c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	74	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-2025); Director of various non-profit organizations.
Nancy C. Everett c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1955	Trustee	Since January 2015

Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since Jaunuary 2015); Formerly, Interim Vice President for Investment Management, Dominion Energy (2024-2025) Chief Executive Officer, Virginia Commonwealth University Investment Company (2015-2024); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).

				75

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Richard G. Gould c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1959	Trustee	Since July 2024	Global Chief Executive Officer, CLSA Ltd. (2019-2021); Chief Executive Officer, Americas, CLSA Americas, LLC (20142021); Head of Global Sales, Bloomberg Tradebook, Bloomberg LP (2010-2014); Founding Member, Executive Vice President, Information Services Group (20062010); Managing Director, Morgan Stanley (1990-2006); Executive Director, International Portfolio Trading & Derivatives, Morgan Stanley (19881990); Vice President, International Portfolio Trading & Derivatives, Morgan Stanley (19861988; Equity Derivatives Trading, Lehman Brothers (1983-1986).	74	Global Management Committee Member, CLSA (2014-2020); Broking Executive Committee Member, CLSA (2014-2020).

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Eddie A. Grier c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year:1955	Trustee	Since March 2022	Dean, Santa Clara University Leavey School of 78 Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	75	Formerly, Director, Witt/Keiffer, Inc. (executive search) (2016-2024); Director, NuStar GP, LLC (energy) (2021-2024); Director, Sonida Senior Living, Inc (residential community operator)
(2016-2021); Director,
NVR, Inc (homebuilding
(2013-2020); Director, Middleburg Trust Company (wealth management)
(2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and chair, ChildFund International (2012-2021); Trustee, Brandman University
(2010-2021); Director, Richmond Forum
(2012-2019).
Jakki L. Haussler c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1957	Trustee	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, CEO, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008)	75	Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Ingram Micro Holding Corporation and Member Nominating and Corporate Governance Committee (since October 2024); formerly, Director, Barnes Group Inc.
(2021-2025); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee. Director of NVR, Inc. (home construction).

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	74	Director of NVR, Inc. (home construction).
Michael F. Klein c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				74	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1960	Trustee	Since January 2017	Chairperson of the Compliance and Insurance Committee (since January 2025) Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	75	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023), Nutley Family Service Bureau, Inc.

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Boards since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	74	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2024) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

ALTERNATIVE INVESTMENT PARTNERS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Christopher Auffenberg 100 Front Street, Suite 400 West Conshohocken, PA 19428 Birth Year: 1984	Vice President	Since May 2022	Chief Operating Officer of the Morgan Stanley Alternative Investment Partners Hedge Fund team and Executive Director of Morgan Stanley Investment Management Inc (since May 2022).
Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Managing Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary and Chief Legal Officer	Since June 1999

Managing Director (since 2018) and Chief Legal Officer (since 2016) of the Adviser and various entities affiliated with the Adviser? Secretary (since 1999) and Chief Legal Officer (since 2016) of various Morgan Stanley Funds.

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Advisor and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Deidre Walsh 1 Post Office Square Boston, MA 02109 Birth Year: 1971	Secretary and Chief Legal Officer	Since June 2025

Managing Director (since 2021) of the Adviser and various entities affiliated with the Adviser; Vice President of various entities affiliated with the Adviser (since 2021); Secretary (since June 2025) and Chief Legal Officer (since June 2025) of various Morgan Stanley Funds.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Trust: Allan Fajardo. The following individuals who are officers of the Adviser or its affiliates also serve as assistant treasurers of the Fund: Jason Hirsch, Margaret Watt and Dwayne Coit.

The Fund's statement of additional information includes further information about the Fund's Trustees and Officers, and is available without charge by visiting www.morganstanley.com/im/shareholderreports or upon request by calling 1 (888) 322-4675.

ALTERNATIVE INVESTMENT PARTNERS

AIP Alternative Lending Fund A

100 Front Street, Suite 400
West Conshohocken, PA 19428

Trustees

W. Allen Reed, Chairperson of the Board and Trustee
Frank L. Bowman
Frances L. Cashman
Kathleen A. Dennis
Nancy C. Everett
Richard G. Gould
Eddie A. Grier
Jakki L. Haussler
Dr. Manual H. Johnson
Michael F. Klein
Patricia A. Maleski

Officers

John H. Gernon, President and Principal Executive Officer
Christopher Auffenberg, Vice President
Michael J. Key, Vice President
Deidre Downes, Chief Compliance Officer
Francis J. Smith, Treasurer and Principal Financial Officer
Mary E. Mullin, Secretary and Chief Legal Officer

Investment Adviser

Morgan Stanley AIP GP LP
100 Front Street, Suite 400
West Conshohocken, PA 19428

Administrator, Fund Accounting Agent, and Escrow Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodians

U.S. Bank National Association
1555 North Rivercenter Drive, MK-WI-S302
Milwaukee, WI 53212

Inspira Financial

2001 Spring Road, Suite 700
Oak Brook, IL 60523

Transfer Agent

UMB Fund Services, Inc.
235 W Galena Street
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Commerce Square
2005 Market Street
Suite 700
Philadelphia, PA 19103

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Morgan, Lewis and Bockius LLP
One State Street
Hartford, CT 06103

(b) Not applicable

ITEM 2.	CODE OF ETHICS.

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-888-322-4675. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it has one “audit committee financial expert” serving on its audit committee, who is an “independent” Trustee:  Jakki L. Haussler.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d)	The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2024 and September 30, 2025 by the registrant’s principal accountant, Ernst & Young LLP, the professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by Ernst & Young LLP during these periods.

2025

	Registrant		Covered Entities(1)
Audit Fees	$47,600		N/A

Non-Audit Fees
Audit-Related Fees	$0		$0	(2)
Tax Fees	$0	(3)	$0	(4)
All Other Fees	$0		$0	(5)
Total Non-Audit Fees	$0		$0

Total	$47,600		$0

2024

	Registrant		Covered Entities(1)
Audit Fees	$51,100		N/A

Non-Audit Fees
Audit-Related Fees	$0		$0	(2)
Tax Fees	$0	(3)	$0	(4)
All Other Fees	$0		$342,145	(5)
Total Non-Audit Fees	$0		$342,145

Total	$51,100		$342,145

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant's tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax return.

(5)	The fees included under “All Other Fees” are for services provided by Ernst & Young LLP related to surprise examinations for certain investment accounts to satisfy SEC Custody Rules and consulting services related to merger integration for a sister entity to the Adviser.

(e)(1)	The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2)	No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not Applicable.

(g)	See table above.

(h)	The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS.

(a)	Schedule of Investments. Refer to Item 1.

(b)	Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable to the Registrant.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

MSIM has adopted the “Equity Proxy Voting Policy and Procedures” (the “Equity Proxy Voting Policy”) for voting clients’ proxies. The Equity Proxy Voting Policy is reasonably designed to address and oversee the process by which proxies are voted in a manner free from material conflicts of interest and in the best interest of MSIM clients. MSIM has retained independent proxy services to provide assistance with proxy vote execution, reporting and record-keeping. The Equity Proxy Voting Policy, which applies globally, sets forth detailed guidelines as to how proxies will be voted on behalf of MSIM clients. The MSIM Proxy Review Committee (the “Proxy Review Committee”) through the Global Stewardship Team is responsible for updating and implementing the Equity Proxy Voting Policy; the Proxy Review Committee consists of members from MSIM’s global investment teams. The Proxy Review Committee meets as needed, but at least quarterly, to address ongoing proxy issues and conflicts of interest that arise in connection with proxy voting.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) This Information is as of December 5, 2025

Mark L.W. van der Zwan, CFA. Mr. van der Zwan is a Managing Director of Morgan Stanley Investment Management (“MSIM”). Effective July 2016, Mr. van der Zwan began serving as Chief Investment Officer and Head of the Morgan Stanley AIP Hedge Fund team and, since 2006, he has been a portfolio manager for several Morgan Stanley AIP Hedge Fund team portfolios, including the Fund since its inception. Mr. van der Zwan has more than 20 years of relevant industry experience. He is also a member of the Investment Committee. Prior to joining MSIM, he was a senior consultant with Alan D. Biller & Associates, Inc., an institutional investment consulting firm with approximately $70 billion in assets under advisory. He has also held various positions at the National Research Council of Canada where he conducted advanced computational modeling research. Mr. van der Zwan received both a B.Sc. with honors in chemistry and an M.B.A. in finance from Queen’s University in Ontario, Canada. Mr. van der Zwan holds the Chartered Financial Analyst designation.

Ken Michlitsch. Mr. Michlitsch is a Managing Director of MSIM and Portfolio Manager for the AIP Alternative Lending Group; he is also a member of the Investment Committee. He joined MSIM in 2011 and has more than 20 years of professional experience. Prior to joining the firm, Mr. Michlitsch was a Portfolio Manager and Financials Analyst at a multi-asset class hedge fund. He also developed an online marketplace utilizing a novel price discovery method. Mr. Michlitsch previously was part of the founding team at multiple venture capital-backed medical technology companies, and he contributed to the earliest stage development at medtech companies that were acquired for over $1 billion in aggregate. Earlier in his career, Mr. Michlitsch served as Director of Product Strategy & Intellectual Property at Jomed Inc., as Technical Advisor at Fish & Neave LLP, and as Mechanical Engineer at Lawrence Livermore National Laboratory. Mr. Michlitsch is an inventor on over 50 U.S. patents. He received SB and SM degrees in Mechanical Engineering from MIT, as well as an M.B.A. with Honors in Finance from the Wharton School of the University of Pennsylvania.

Jarrod Quigley, CFA. Mr. Quigley is a portfolio manager on the AIP Hedge Fund team within MSIM, focusing on credit, secondary and co-investment strategies; he is also a member of the Investment Committee. He joined MSIM in 2004 and has more than 20 years of industry experience. Prior to joining the firm, Mr. Quigley was an investment banking analyst in the financial institutions group of A.G. Edwards & Sons. Mr. Quigley received a B.S. summa cum laude in finance from Babson College where he was also valedictorian. He holds the Chartered Financial Analyst designation.

Johan Detter, CFA. Mr. Detter is an Executive Director of MSIM and founding member of the AIP Alternative Lending Group where he has spearheaded advanced quantitative credit modeling of investments. He is also a member of the Investment Committee. He has over a decade of industry experience including roles previously held at Franklin Templeton and Credit Suisse. He attended Trinity College on a full scholarship, graduated summa cum laude with a Bachelor of Science in Economics, and was inducted into Phi Beta Kappa and Pi Gamma Mu honor societies. Mr. Detter holds the Chartered Financial Analyst designation.

(a)(2)(i-iii)	Other Accounts Managed by the Portfolio Managers

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of September 30, 2025:

Mark L. W. van der Zwan Ken Michlitsch Jarrod Quigley Johan Detter	Number of Accounts	Total Assets in Accounts ($ billion)
Registered Investment Companies	1	283.71
Other Pooled Investment Vehicles[1]	24	4,234.86
Other Accounts[1]	90	10,414.50

1Of these other accounts, 60 accounts with a total of approximately $7,636.55 billion in assets had performance-based fees.

(a)(2)(iv)	Conflicts of Interest

Potential Conflicts of Interest

The Investment Adviser and/or its affiliates (together “Morgan Stanley”) provide a broad array of discretionary and non-discretionary investment management services and products for institutional accounts and individual investors. In addition, Morgan Stanley is a diversified global financial services firm that engages in a broad spectrum of activities including financial advisory services, asset management activities, sponsoring and managing private investment funds, engaging in broker-dealer transactions and other activities. Investors should be aware that there will be occasions when Morgan Stanley may encounter potential conflicts of interest in connection with its investment management services. In that regard, former Morgan Stanley officers or directors may have investments in or serve as Board members or officers of one or more Platforms—the Investment Adviser will invest the Fund’s assets consistent with the Fund’s investment objective and strategy without respect to such investments or service by former Morgan Stanley officers or directors. The Fund may purchase equity interests in Platforms (including common stock of such Platforms that are also sourcing alternative lending securities for the Fund) pursuant to the Fund’s investment program.

Other Accounts. In addition to responsibilities with respect to the management and investment activities of the Master Fund, the Investment Adviser and its affiliates may have similar responsibilities with respect to various other existing and future pooled investment vehicles and client accounts. Such other private investment funds, registered investment companies and any other existing or future pooled investment vehicles and separately managed accounts advised or managed by the Investment Adviser or any of its affiliates are referred to in this Prospectus collectively as the “Other Accounts.” The existence of such multiple vehicles and accounts necessarily creates a number of potential conflicts of interest.

Investment Activities of the Funds and Other Accounts. In the course of providing investment advisory or other services to Other Accounts, the Investment Adviser and its affiliates might come into possession of material, nonpublic information that affects the Investment Adviser’s ability to buy, sell or hold Master Fund investments. In addition, affiliates of the Investment Adviser might own, and effect transactions in, securities of companies which the Investment Adviser and/or its affiliates cover in investment research materials or to whom affiliates of the Investment Adviser provide investment banking services or make a market in such securities, or in which the Investment Adviser, its affiliates and their respective shareholders, members, managers, partners, directors, officers and employees have positions of influence or financial interests. As a result, such persons might possess information relating to such securities that is not known to the individuals of the Investment Adviser responsible for managing the Master Fund’s investments, or might be subject to confidentiality or other restrictions by law, contract or internal procedures.

The terms under which the Investment Adviser and its affiliates provide management and other services to Other Accounts may differ significantly from those applicable to the Master Fund. In particular, arrangements with certain Other Accounts might provide for the Investment Adviser and its affiliates to receive fees that are higher than the Advisory Fees payable by shareholders of the Master Fund. The Investment Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Master Fund, but may simultaneously manage Other Accounts for which the Investment Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Master Fund, which may create a conflict of interest.

Potential conflicts also may arise due to the fact that certain securities or instruments may be held in some Other Accounts but not in the Master Fund, or certain Other Accounts may have different levels of holdings in certain securities or instruments than those of the Master Fund. In addition, the Investment Adviser or its affiliates may give advice or take action with respect to the investments of one or more Other Accounts that may not be given or taken with respect to the Master Fund or Other Accounts with similar investment programs, objectives, and strategies. Accordingly, the Master Fund and Other Accounts with similar strategies may not hold the same securities or instruments or achieve the same performance. The Investment Adviser and its affiliates also may advise Other Accounts with conflicting programs, objectives or strategies. Different clients, including funds advised by the Investment Adviser or an affiliate, may invest in different classes of securities of the same issuer, depending on the respective client’s investment objectives and policies. As a result, the Investment Adviser and its affiliates may at times seek to satisfy their fiduciary obligations to certain Other Accounts owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of such Other Accounts with respect to such class of securities, and those activities may have an adverse effect on the Master Fund or certain Other Accounts, which may own a different class of securities of such issuer.

Allocation of Investment Opportunities between Funds and Other Accounts. The Investment Adviser expects to conduct the Master Fund’s investment program in a manner that is similar to the investment programs of certain of the Other Accounts, particularly where the investment objectives and policies of Other Accounts overlap (in whole or in part) with those of the Master Fund. However, there are or are expected to be differences among the Master Fund and the Other Accounts with respect to investment objectives, investment strategies, investment parameters and restrictions, portfolio management personnel, tax considerations, liquidity considerations, legal and/or regulatory considerations, asset levels, timing and size of investor capital contributions and withdrawals, cash flow considerations, available cash, market conditions and other criteria deemed relevant by the Investment Adviser and its affiliates (the nature and extent of the differences will vary from fund to fund). Furthermore, the Investment Adviser may manage or advise multiple Accounts (including Other Accounts in which Morgan Stanley and its personnel have an interest) that have investment objectives that are similar to the Master Fund and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Master Fund. This creates potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited.

Notwithstanding these differences, there may be circumstances where the Master Fund and all Other Accounts participate in parallel investment transactions at the same time and on the same terms. The Investment Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Master Fund and any Other Account. To the extent that the Investment Adviser seeks to acquire the same security at the same time for more than one client account, it may not be possible to acquire a sufficiently large quantity of the security, or the price at which the security is obtained for clients may vary. Similarly, clients may not be able to obtain the same price for, or as large an execution of, an order to sell a particular security when the Investment Adviser is trading for more than one account at the same time. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Master Fund invests, the Investment Adviser could be seen as harming the performance of the Master Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

Transactions with Affiliates. The Investment Adviser might purchase securities from underwriters or placement agents in which an affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. The Investment Adviser will not purchase securities on behalf of the Master Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the Investment Adviser on behalf of the Master Fund from an affiliate acting as a placement agent must meet the requirements of applicable law.

Furthermore, Morgan Stanley may face conflicts of interest when the Master Fund uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

(a)(3)	Portfolio Manager Compensation Structure

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

• Cash Bonus.

• Deferred Compensation:

●	A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

●	IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates that are investment advisers. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

●	Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

MSIM compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

●	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

●	Revenue and profitability of the Firm

●	Return on equity and risk factors of both the business units and Morgan Stanley

●	Assets managed by the portfolio manager

●	External market conditions

●	New business development and business sustainability

●	Contribution to client objectives

●	Team, product and/or MSIM and its affiliates that are investment advisers performance

●	The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods

●	Individual contribution and performance

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

(a)(4)	Securities Ownership of Portfolio Managers

As of September 30, 2025, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Mark L. W. van der Zwan:	None
Ken Michlitsch:	None
Jarrod Quigley:	None
Johan Detter:	None

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19.	EXHIBITS.

(a)

(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2)

(2)	Certifications of Principal Executive Officer and Principal Financial Officer are attached to this report as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AIP ALTERNATIVE LENDING FUND P

By:	/s/ John H. Gernon
	Name:	John H. Gernon
	Title:	President
	Date:	December 5, 2025

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John H. Gernon
	Name:	John H. Gernon
	Title:	Principal Executive Officer
	Date:	December 5, 2025

By:	/s/ Francis J. Smith
	Name:	Francis J. Smith
	Title:	Principal Financial Officer
	Date:	December 5, 2025